United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7115

(Investment Company Act File Number)

Federated Total Return Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/19

Date of Reporting Period: 11/30/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2019
Share Class | Ticker	A | TLRAX	B | TLRBX	C | TLRCX	R | FTRKX
	Institutional | FTRBX	Service | FTRFX	R6 | FTRLX

Federated Total Return Bond Fund
Fund Established 1996

A Portfolio of Federated Total Return Series, Inc.
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Total Return Bond Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2018 through November 30, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Total Return Bond Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2019, was 9.95% for Class A Shares, 9.36% for Class B Shares, 9.40% for Class C Shares, 9.77% for Class R Shares, 10.55% for Institutional Shares, 10.22% for Service Shares and 10.56% for Class R6 Shares. The total return of the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB),1 the Fund's broad-based securities market index, was 10.79% for the same period. The total return of the Lipper Core Bond Funds Average (LCBFA),2 a peer group average for the Fund, was 10.22%. The Fund's and LCBFA's total returns for the most recently completed fiscal year reflect actual cash flows, transaction costs and other expenses, which are not reflected in the total return of the BBAB.
During the 12-month reporting period, the most significant factors affecting the Fund's performance relative to the BBAB were: (a) the effect of changing interest rates (referred to as “duration”),3,4 (b) sector allocation, (c) security selection, (d) currency exposure and (e) the Fund's use of derivatives.5
The following discussion will focus on the performance of the Fund's R6 Shares.
Market Overview
During the reporting period, interest rates declined steadily in almost parallel fashion across the yield curve. 2-year Treasury yields fell from 2.79% to 1.61%, a decline of 1.18%, while 30-year Treasury yields fell from 3.29% to 2.21%, a decline of 1.08%. The drop in rates was primarily due to two factors: (1) contentious trade negotiations between the U.S. and China, which dampened global growth and pushed the U.S. manufacturing sector into a mild recession, and (2) three 0.25% cuts in the federal funds target interest rate by the Federal Reserve (the “Fed”) in response to this growth deceleration. Despite manufacturing woes, a strong consumer sector enabled U.S. Gross Domestic Product to grow at a modest clip during the period. Consumer spending has been supported by a strong job market, strengthening balance sheets, as evidenced by the rising savings rate, wages that are rising at a moderate pace, and the wealth effect of increasing home prices and stock prices.
Annual Shareholder Report

While Treasury yields fell steadily during the period and were the main reason for the strong returns in the bond market, yields on other types of bonds were more volatile as spreads to Treasuries were buffeted by multiple factors, including anxiety over trade wars, Brexit (the U.K. leaving the European Union), the inversion and subsequent un-inversion of the yield curve, impeachment hearings and unpredictable presidential tweets. Despite these concerns, riskier sectors of the bond market managed to outperform Treasuries once the Fed shifted away from a tightening bias in January and began easing rates later in the reporting period. With global central banks providing ample liquidity to backstop financial markets, stocks and bonds both were able to generate strong returns during the period.
Duration
During the reporting period, duration positioning subtracted from returns relative to the BBAB. The Fund had slightly less interest rate sensitivity to falling rates than the BBAB for much of the period, which detracted from returns as interest rates and bond prices moved in opposite directions.
Sector Allocation
Sector allocation added significantly to performance relative to the BBAB. From the beginning of the period into the second half of 2019, the Fund was moderately overweight high-yield6 and investment-grade corporate bonds, emerging-market bonds7 and mortgage-backed securities8 (both residential and commercial), all of which outperformed Treasuries on an excess return basis.
security selection
Security selection overall subtracted from Fund performance. Despite strong selection in investment-grade corporates that added to performance, several emerging-market bonds underperformed as did Treasury Inflation-Protected Securities (TIPS), which lagged due to declining inflation expectations.
Currency
Several small positions in commodity-oriented non-dollar currencies detracted slightly from returns as the dollar strengthened on concerns that the trade war would depress both global growth and commodity prices.
Annual Shareholder Report

Derivatives
During the reporting period, the Fund used various types of derivative securities including futures, swaps, forward contracts and options to manage the Fund's duration, sector and currency exposures. These derivative positions were used both to hedge various risks as well as to position the Fund to benefit from changes in market conditions. Some of the derivative positions were additive to and some were detractive from Fund performance and on a net basis, represented a negative contribution.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBAB.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LCBFA.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
6	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
7	International investing involves special risks including currency risk, increased volatility, political risks, and differences in auditing and other financial standards. Prices of emerging-market securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
8	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Total Return Bond Fund (the “Fund”) from November 30, 2009 to November 30, 2019, compared to the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB)2 and the Lipper Core Bond Funds Average (LCBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2019
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2019
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	4.98%	1.93%	3.04%
Class B Shares	3.86%	1.94%	3.07%
Class C Shares	8.40%	2.34%	2.99%
Class R Shares	9.77%	2.69%	3.35%
Institutional Shares	10.55%	3.43%	4.09%
Service Shares	10.22%	3.12%	3.78%
Class R6 Shares[4]	10.56%	3.43%	4.03%
BBAB	10.79%	3.08%	3.59%
LCBFA	10.22%	2.84%	3.66%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BBAB and the LCBFA have been adjusted to reflect reinvestments of dividends on securities in the index and the average.
2	The BBAB is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and are not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Class R6 Shares commenced operations on April 17, 2015. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund's Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (Unaudited)
At November 30, 2019, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets[2]
Corporate Debt Securities	33.8%
Mortgage-Backed Securities[3]	21.0%
U.S. Treasury and Agency Securities	17.8%
Commercial Mortgage-Backed Securities[3]	4.5%
Asset-Backed Securities	0.8%
Foreign Government Securities	0.6%
Agency Risk Transfer Securities	0.2%
Collateralized Mortgage Obligations[4]	0.0%
Derivative Contracts[5]	(0.1)%
High Yield Bond Portfolio	6.7%
Emerging Markets Core Fund	4.8%
Federated Project and Trade Finance Core Fund	4.6%
Federated Bank Loan Core Fund	3.0%
Securities Lending Collateral[6]	1.5%
Cash Equivalents[7]	5.9%
Other Assets and Liabilities—Net[8]	(5.1)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments. Affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets are listed individually in the table.
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Represents less than 0.1%.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
6	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
7	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
8	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2019
Principal Amount or Shares			Value in U.S. Dollars
	[1]	AGENCY RISK TRANSFER SECURITIES—0.2%
		Structured Product (ABS)—0.2%
$6,060,957		Connecticut Avenue Securities, Series 2014-C02, Class 1M2, 4.308% (1-month USLIBOR +2.600%), 5/25/2024	$6,317,329
7,406,712		Connecticut Avenue Securities, Series 2014-C03, Class 1M2, 4.708% (1-month USLIBOR +3.000%), 7/25/2024	7,775,954
2,538,612		Structured Agency Credit Risk Debt Note, Series 2014-DN1, Class M2, 3.908% (1-month USLIBOR +2.200%), 2/25/2024	2,568,208
1,820,000		Structured Agency Credit Risk Debt Note, Series 2014-DN1, Class M3, 6.208% (1-month USLIBOR +4.500%), 2/25/2024	1,973,659
475,285		Structured Agency Credit Risk Debt Note, Series 2014-DN2, Class M2, 3.358% (1-month USLIBOR +1.650%), 4/25/2024	477,070
2,730,000		Structured Agency Credit Risk Debt Note, Series 2014-DN2, Class M3, 5.308% (1-month USLIBOR +3.600%), 4/25/2024	2,896,972
		TOTAL AGENCY RISK TRANSFER SECURITIES (IDENTIFIED COST $19,753,070)	22,009,192
		CORPORATE BONDS—33.8%
		Basic Industry - Chemicals—0.2%
2,653,000		Albemarle Corp., 4.150%, 12/1/2024	2,839,437
190,000		DuPont de Nemours, Inc., Sr. Unsecd. Note, 3.766%, 11/15/2020	193,180
395,000		DuPont de Nemours, Inc., Sr. Unsecd. Note, 5.319%, 11/15/2038	475,064
3,670,000		Incitec Pivot Finance LLC, Company Guarantee, 144A, 6.000%, 12/10/2019	3,672,322
9,955,000		RPM International, Inc., Sr. Unsecd. Note, 5.250%, 6/1/2045	11,424,003
108,000	[2]	Sherwin-Williams Co., Sr. Unsecd. Note, 2.750%, 6/1/2022	109,719
		TOTAL	18,713,725
		Basic Industry - Metals & Mining—0.5%
4,580,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 4/15/2040	5,151,119
675,000		ArcelorMittal SA, Sr. Unsecd. Note, 6.250%, 2/25/2022	726,521
1,530,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	1,583,652
6,860,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.200%, 7/15/2021	7,012,483
4,380,000		Gold Fields Orogen Holding BVI Ltd., Sr. Unsecd. Note, 144A, 4.875%, 10/7/2020	4,457,011
3,430,000		Newcrest Finance Property Ltd., Sr. Unsecd. Note, 144A, 4.200%, 10/1/2022	3,577,834
2,290,000		Newmont Goldcorp Corp., Sr. Unsecd. Note, 5.875%, 4/1/2035	2,985,010
7,750,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	8,214,921
2,200,000		Southern Copper Corp., Sr. Unsecd. Note, 3.500%, 11/8/2022	2,273,193
2,180,000		Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	2,848,071
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Basic Industry - Metals & Mining—continued
$2,290,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.300%, 8/1/2032	$2,374,586
3,330,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 4/15/2026	3,575,305
		TOTAL	44,779,706
		Basic Industry - Paper—0.3%
3,050,000	[2]	International Paper Co., Sr. Unsecd. Note, 3.000%, 2/15/2027	3,117,863
9,500,000		International Paper Co., Sr. Unsecd. Note, 4.400%, 8/15/2047	10,102,689
3,550,000		Weyerhaeuser Co., Sr. Unsecd. Note, 3.250%, 3/15/2023	3,638,382
5,100,000	[2]	Weyerhaeuser Co., Sr. Unsecd. Note, 4.700%, 3/15/2021	5,236,896
		TOTAL	22,095,830
		Capital Goods - Aerospace & Defense—0.9%
9,050,000	[2]	Airbus Group SE, Sr. Unsecd. Note, 144A, 3.150%, 4/10/2027	9,479,733
500,000		Arconic, Inc., 5.870%, 2/23/2022	533,982
7,540,000		Arconic, Inc., Sr. Unsecd. Note, 5.400%, 4/15/2021	7,774,156
7,480,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 3.850%, 12/15/2025	7,925,240
5,500,000		Embraer Netherlands BV, Sr. Unsecd. Note, 5.050%, 6/15/2025	6,027,807
4,397,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 144A, 5.696%, 9/16/2023	4,833,029
3,500,000		Embraer SA, Sr. Unsecd. Note, 5.150%, 6/15/2022	3,719,842
6,490,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	6,813,251
3,970,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 3/1/2025	4,133,015
7,300,000		Lockheed Martin Corp., Sr. Unsecd. Note, 3.550%, 1/15/2026	7,855,710
5,400,000		Northrop Grumman Corp., Sr. Unsecd. Note, 2.550%, 10/15/2022	5,476,193
7,405,000		Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	7,729,303
435,000		Spirit AeroSystems, Inc., Sr. Unsecd. Note, 4.600%, 6/15/2028	472,217
1,820,000	[1]	Textron Financial Corp., Jr. Sub. Note, 144A, 3.644% (3-month USLIBOR +1.735%), 2/15/2042	1,436,644
1,800,000	[2]	Textron, Inc., Sr. Unsecd. Note, 3.875%, 3/1/2025	1,905,816
3,000,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	3,211,815
		TOTAL	79,327,753
		Capital Goods - Building Materials—0.2%
3,010,000		Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	3,077,155
4,940,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	5,079,819
5,270,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	5,434,849
1,670,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	1,693,903
		TOTAL	15,285,726
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Capital Goods - Construction Machinery—0.3%
$445,000		CNH Industrial Capital America LLC, Sr. Unsecd. Note, 4.375%, 4/5/2022	$468,172
9,475,000		CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	9,888,907
69,000		Caterpillar, Inc., Deb., 5.300%, 9/15/2035	88,008
295,000		Caterpillar, Inc., Sr. Unsecd. Note, 3.250%, 9/19/2049	302,141
510,000		John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 2.150%, 9/8/2022	513,837
500,000		John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 3/15/2022	509,441
9,875,000	[2]	John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 3.450%, 3/7/2029	10,710,191
		TOTAL	22,480,697
		Capital Goods - Diversified Manufacturing—0.7%
1,950,000		3M Co., Sr. Unsecd. Note, 2.000%, 2/14/2025	1,941,837
10,025,000	[2]	3M Co., Sr. Unsecd. Note, 2.375%, 8/26/2029	9,915,976
2,020,000		Avery Dennison Corp., Sr. Unsecd. Note, 5.375%, 4/15/2020	2,042,321
9,700,000		CK Hutchison Holdings Ltd., Sr. Unsecd. Note, 144A, 2.750%, 3/29/2023	9,775,539
144,000		General Electric Capital Corp., Note, Series MTNA, 6.750%, 3/15/2032	186,768
350,000		General Electric Capital Corp., Series NOT2, 5.500%, 3/15/2023	375,196
221,000	[2]	General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 3.100%, 1/9/2023	225,790
917,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 6.875%, 1/10/2039	1,235,105
2,520,000	[2]	General Electric Capital Corp., Sr. Unsecd. Note, Series MTN, 4.650%, 10/17/2021	2,632,766
1,745,000	[1]	General Electric Capital Corp., Sr. Unsecd. Note, Series NOTZ, 2.800% (3-month USLIBOR +0.800%), 4/15/2020	1,747,501
544,000	[2]	General Electric Capital Corp., Sub. Note, 5.300%, 2/11/2021	562,353
8,190,000	[2]	Lennox International, Inc., Sr. Unsecd. Note, 3.000%, 11/15/2023	8,256,235
3,585,000		Roper Technologies, Inc., Sr. Unsecd. Note, 2.950%, 9/15/2029	3,629,455
1,900,000		Roper Technologies, Inc., Sr. Unsecd. Note, 3.850%, 12/15/2025	2,045,138
7,000,000		Siemens Financieringsmat, Sr. Unsecd. Note, 144A, 3.400%, 3/16/2027	7,467,395
1,400,000		Thomas & Betts Corp., Sr. Unsecd. Note, 5.625%, 11/15/2021	1,491,773
1,000,000		United Technologies Corp., Sr. Unsecd. Note, 4.500%, 4/15/2020	1,009,129
3,900,000		Valmont Industries, Inc., 5.250%, 10/1/2054	4,004,408
		TOTAL	58,544,685
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Capital Goods - Packaging—0.1%
$5,350,000		Packaging Corp. of America, Sr. Unsecd. Note, 4.500%, 11/1/2023	$5,766,825
5,830,000		WestRock Co., Sr. Unsecd. Note, Series WI, 4.000%, 3/15/2028	6,240,506
		TOTAL	12,007,331
		Communications - Cable & Satellite—1.0%
11,134,000		CCO Safari II LLC, 4.908%, 7/23/2025	12,215,270
9,300,000	[2]	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 5.050%, 3/30/2029	10,486,362
175,000		Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	218,568
4,300,000		Comcast Corp., 3.375%, 2/15/2025	4,539,617
10,200,000		Comcast Corp., Sr. Unsecd. Note, 3.150%, 2/15/2028	10,722,220
910,000		Comcast Corp., Sr. Unsecd. Note, 3.450%, 2/1/2050	935,763
400,000	[2]	Comcast Corp., Sr. Unsecd. Note, 3.900%, 3/1/2038	444,117
7,950,000		Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	8,678,843
580,000		Comcast Corp., Sr. Unsecd. Note, 4.400%, 8/15/2035	681,244
5,000,000		Comcast Corp., Sr. Unsecd. Note, 4.950%, 10/15/2058	6,535,913
6,610,000		Cox Communications, Inc., Sr. Unsecd. Note, 144A, 3.350%, 9/15/2026	6,867,032
3,080,000	[2]	NBCUniversal Media LLC, Sr. Unsecd. Note, 2.875%, 1/15/2023	3,166,824
755,000		NBCUniversal Media LLC, Sr. Unsecd. Note, 4.375%, 4/1/2021	778,941
3,000,000	[2]	NBCUniversal, Inc., Sr. Unsecd. Note, 5.950%, 4/1/2041	4,116,320
2,325,000		NBCUniversal, Inc., Sr. Unsecd. Note, 6.400%, 4/30/2040	3,344,802
7,000,000		Time Warner Cable, Inc., Company Guarantee, 5.500%, 9/1/2041	7,797,851
500,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 4.500%, 9/15/2042	501,586
135,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 8.375%, 3/15/2023	160,167
		TOTAL	82,191,440
		Communications - Media & Entertainment—0.7%
15,000,000		British Sky Broadcasting Group PLC, 144A, 3.750%, 9/16/2024	16,052,068
5,200,000	[2]	CBS Corp., 4.900%, 8/15/2044	5,881,539
4,170,000	[2]	CBS Corp., Sr. Unsecd. Note, 3.375%, 2/15/2028	4,251,383
4,810,000		CBS Corp., Sr. Unsecd. Note, Series WI, 3.700%, 6/1/2028	5,021,043
3,445,000		Fox Corp., Sr. Unsecd. Note, 144A, 4.709%, 1/25/2029	3,912,816
4,510,000		Fox Corp., Sr. Unsecd. Note, 144A, 5.576%, 1/25/2049	5,751,863
11,850,000		Grupo Televisa S.A., 6.625%, 3/18/2025	13,853,304
2,100,000		Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 5/13/2045	2,217,682
5,585,000		Walt Disney Co., Sr. Unsecd. Note, 2.000%, 9/1/2029	5,441,094
1,700,000		Walt Disney Co., Sr. Unsecd. Note, Series MTN, 3.750%, 6/1/2021	1,747,146
		TOTAL	64,129,938
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Communications - Telecom Wireless—0.6%
$3,000,000		American Tower Corp., Sr. Unsecd. Note, 3.700%, 10/15/2049	$2,998,888
3,500,000		American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	3,853,345
5,550,000		Bell Canada, Sr. Unsecd. Note, 4.464%, 4/1/2048	6,494,202
4,940,000		Crown Castle International Corp., Sr. Unsecd. Note, 3.800%, 2/15/2028	5,274,238
8,400,000		Crown Castle International Corp., Sr. Unsecd. Note, 4.450%, 2/15/2026	9,189,955
431,000		Crown Castle International Corp., Sr. Unsecd. Note, 4.875%, 4/15/2022	457,174
5,500,000		TELUS Corp., Sr. Unsecd. Note, 2.800%, 2/16/2027	5,549,787
10,005,000		Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 5/30/2025	10,846,461
5,630,000		Vodafone Group PLC, Sr. Unsecd. Note, 5.250%, 5/30/2048	6,735,116
		TOTAL	51,399,166
		Communications - Telecom Wirelines—1.0%
3,000,000		AT&T, Inc., Sr. Unsecd. Note, 3.400%, 5/15/2025	3,133,406
2,000,000		AT&T, Inc., Sr. Unsecd. Note, 4.100%, 2/15/2028	2,165,412
1,150,000		AT&T, Inc., Sr. Unsecd. Note, 4.250%, 3/1/2027	1,259,136
3,300,000		AT&T, Inc., Sr. Unsecd. Note, 4.800%, 6/15/2044	3,738,309
465,000		AT&T, Inc., Sr. Unsecd. Note, 5.250%, 3/1/2037	554,670
2,100,000	[2]	AT&T, Inc., Sr. Unsecd. Note, 5.450%, 3/1/2047	2,569,298
275,000	[2]	AT&T, Inc., Sr. Unsecd. Note, 5.700%, 3/1/2057	349,683
5,800,000		AT&T, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2041	7,698,550
6,100,000		AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	7,395,680
12,000,000		Deutsche Telekom International Finance BV, Sr. Unsecd. Note, 144A, 3.600%, 1/19/2027	12,656,684
2,000,000		Qtel International Finance Ltd., Company Guarantee, 144A, 4.750%, 2/16/2021	2,063,750
5,000,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 4.570%, 4/27/2023	5,372,504
3,925,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	4,636,105
4,525,000	[2]	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.520%, 3/1/2049	5,622,150
5,740,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 8/15/2046	6,513,441
5,250,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.150%, 3/15/2024	5,665,190
5,346,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 3/15/2055	6,693,242
3,900,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 9/15/2023	4,340,297
940,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.250%, 3/16/2037	1,188,994
		TOTAL	83,616,501
		Consumer Cyclical - Automotive—0.6%
2,400,000		DaimlerChrysler North America Holding Corp., Company Guarantee, 8.500%, 1/18/2031	3,612,851
8,680,000	[2]	Fiat Chrysler Automobiles NV, Sr. Unsecd. Note, 5.250%, 4/15/2023	9,321,365
5,540,000		General Motors Co., Sr. Unsecd. Note, 4.000%, 4/1/2025	5,793,968
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Consumer Cyclical - Automotive—continued
$260,000		General Motors Co., Sr. Unsecd. Note, 5.150%, 4/1/2038	$266,251
2,790,000		General Motors Co., Sr. Unsecd. Note, 6.750%, 4/1/2046	3,249,447
410,000		General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.950%, 4/13/2024	426,275
5,250,000	[2]	General Motors Financial Co., Inc., Sr. Unsecd. Note, 5.250%, 3/1/2026	5,723,876
3,400,000		Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.600%, 3/19/2020	3,403,701
7,620,000		Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 144A, 2.650%, 7/13/2022	7,643,762
2,700,000	[2]	Toyota Motor Credit Corp., Sr. Unsecd. Note, Series GMTN, 2.700%, 1/11/2023	2,762,364
3,045,000		Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/12/2021	3,147,649
9,650,000		Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.250%, 11/13/2023	10,288,343
		TOTAL	55,639,852
		Consumer Cyclical - Gaming—0.0%
250,000		GLP Capital LP / GLP Financing II, Inc., Sr. Unsecd. Note, 5.375%, 4/15/2026	276,064
		Consumer Cyclical - Leisure—0.1%
565,000		Carnival Corp., Sr. Unsecd. Note, 3.950%, 10/15/2020	574,763
4,002,395		Football Trust V, Pass Thru Cert., 5.350%, 10/5/2020	4,110,312
		TOTAL	4,685,075
		Consumer Cyclical - Lodging—0.0%
730,000		American Campus Communities Operating Partnership LP, Sr. Unsecd. Note, 4.125%, 7/1/2024	780,663
		Consumer Cyclical - Retailers—1.3%
5,000,000		Advance Auto Parts, Inc., 4.500%, 12/1/2023	5,352,139
6,790,000		AutoZone, Inc., Sr. Unsecd. Note, 3.125%, 4/21/2026	7,002,416
5,520,000		AutoZone, Inc., Sr. Unsecd. Note, 3.750%, 6/1/2027	5,910,477
7,000,000	[2]	CVS Health Corp., 2.750%, 12/1/2022	7,107,467
329,896		CVS Health Corp., Pass Thru Cert., 144A, 5.298%, 1/11/2027	353,425
1,750,000		CVS Health Corp., Sr. Unsecd. Note, 2.800%, 7/20/2020	1,758,263
2,500,000	[2]	CVS Health Corp., Sr. Unsecd. Note, 2.875%, 6/1/2026	2,532,790
475,000		CVS Health Corp., Sr. Unsecd. Note, 3.700%, 3/9/2023	494,547
5,035,000		CVS Health Corp., Sr. Unsecd. Note, 3.875%, 7/20/2025	5,370,416
305,000	[2]	CVS Health Corp., Sr. Unsecd. Note, 4.100%, 3/25/2025	327,856
2,430,000	[2]	CVS Health Corp., Sr. Unsecd. Note, 4.300%, 3/25/2028	2,652,202
12,745,000		CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	15,094,869
1,760,000		CVS Health Corp., Sr. Unsecd. Note, 5.125%, 7/20/2045	2,081,551
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Consumer Cyclical - Retailers—continued
$4,670,000		Dollar General Corp., Sr. Unsecd. Note, 4.150%, 11/1/2025	$5,073,179
9,180,000	[2]	Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 5/15/2023	9,541,454
2,300,000		Home Depot, Inc., Sr. Unsecd. Note, 2.800%, 9/14/2027	2,412,062
12,000,000		Home Depot, Inc., Sr. Unsecd. Note, 3.750%, 2/15/2024	12,810,123
2,540,000		O'Reilly Automotive, Inc., Company Guarantee, 4.875%, 1/14/2021	2,600,450
2,370,000	[2]	O'Reilly Automotive, Inc., Sr. Unsecd. Note, 3.550%, 3/15/2026	2,514,542
8,345,000	[2]	Under Armour, Inc., Sr. Unsecd. Note, 3.250%, 6/15/2026	8,000,126
10,400,000		WalMart, Inc., 2.550%, 4/11/2023	10,612,045
365,000		WalMart, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2040	522,492
		TOTAL	110,124,891
		Consumer Cyclical - Services—0.8%
10,000,000		Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.600%, 11/28/2024	10,510,096
5,130,000		Amazon.com, Inc., Sr. Unsecd. Note, 3.150%, 8/22/2027	5,455,691
5,000,000		Amazon.com, Inc., Sr. Unsecd. Note, 3.875%, 8/22/2037	5,701,642
165,000		Booking Holdings, Inc., Sr. Unsecd. Note, 2.750%, 3/15/2023	168,359
2,100,000		Boston University, Series MTNA, 7.625%, 7/15/2097	2,808,197
6,700,000		Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 4/1/2027	7,272,221
589,000		Cintas Corp., No. 2, Sr. Unsecd. Note, 4.300%, 6/1/2021	606,767
9,000,000		Expedia Group, Inc., Sr. Unsecd. Note, 3.800%, 2/15/2028	9,334,690
325,000		Expedia, Inc., Sr. Unsecd. Note, 144A, 3.250%, 2/15/2030	317,523
11,250,000		IHS Markit Ltd., Sr. Unsecd. Note, 4.750%, 8/1/2028	12,545,859
2,340,000		University of Southern California, Sr. Unsecd. Note, 5.250%, 10/1/2111	3,510,226
4,420,000	[2]	Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	4,629,612
3,300,000		Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	3,498,887
350,000		Visa, Inc., Sr. Unsecd. Note, 4.150%, 12/14/2035	417,548
		TOTAL	66,777,318
		Consumer Non-Cyclical - Food/Beverage—2.0%
870,000		Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.700%, 2/1/2036	1,012,835
11,000,000		Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.900%, 2/1/2046	13,216,603
1,390,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/2046	1,656,277
6,960,000		Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.439%, 10/6/2048	7,923,120
3,375,000		Bacardi Ltd., Sr. Unsecd. Note, 144A, 2.750%, 7/15/2026	3,301,964
1,000,000		Coca-Cola Company, Sr. Unsecd. Note, 3.300%, 9/1/2021	1,025,952
7,000,000		Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 3.875%, 11/26/2023	7,374,569
5,000,000	[2]	Constellation Brands, Inc., 4.250%, 5/1/2023	5,332,305
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Consumer Non-Cyclical - Food/Beverage—continued
$6,640,000		Constellation Brands, Inc., Sr. Unsecd. Note, 4.650%, 11/15/2028	$7,510,365
6,100,000	[2]	Danone SA, Sr. Unsecd. Note, 144A, 2.589%, 11/2/2023	6,185,689
5,160,000		Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	5,308,707
8,000,000	[2]	General Mills, Inc., Sr. Unsecd. Note, 3.700%, 10/17/2023	8,442,073
2,930,000		General Mills, Inc., Sr. Unsecd. Note, 4.550%, 4/17/2038	3,411,220
9,610,000	[2]	General Mills, Inc., Sr. Unsecd. Note, 4.700%, 4/17/2048	11,461,626
3,250,000		Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 3.875%, 6/27/2024	3,375,790
8,100,000		Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 4.500%, 1/25/2022	8,398,949
6,740,000	[2]	Heineken NV, Sr. Unsecd. Note, 144A, 3.500%, 1/29/2028	7,146,146
2,810,000	[2]	Heineken NV, Sr. Unsecd. Note, 144A, 4.350%, 3/29/2047	3,230,813
10,100,000		Kerry Group Financial Services, Sr. Unsecd. Note, 144A, 3.200%, 4/9/2023	10,233,847
2,845,000		Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 4.057%, 5/25/2023	3,009,953
3,140,000	[2]	Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 4.417%, 5/25/2025	3,427,582
230,000		Kraft Foods Group, Inc., Sr. Unsecd. Note, 5.000%, 6/4/2042	243,974
109,000		Kraft Heinz Foods Co., Sr. Unsecd. Note, 2.800%, 7/2/2020	109,378
9,690,000		Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	9,449,047
165,000		Kraft Heinz Foods Co., Sr. Unsecd. Note, 5.200%, 7/15/2045	178,174
11,000,000		McCormick & Co., Inc., Sr. Unsecd. Note, 3.400%, 8/15/2027	11,544,519
5,000,000		Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.600%, 6/1/2044	6,141,497
6,100,000	[2]	PepsiCo, Inc., 2.750%, 4/30/2025	6,354,269
2,000,000	[2]	PepsiCo, Inc., Sr. Unsecd. Note, 1.850%, 4/30/2020	2,000,427
150,000		Ralston Purina Co., Deb., 7.875%, 6/15/2025	186,362
200,000		Ralston Purina Co., Deb., 8.125%, 2/1/2023	233,815
6,865,000		Smucker (J.M.) Co., Sr. Unsecd. Note, 3.500%, 3/15/2025	7,205,036
1,450,000		Tyson Foods, Inc., 5.150%, 8/15/2044	1,774,022
1,970,000		Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 6/2/2027	2,101,064
3,850,000	[2]	Tyson Foods, Inc., Sr. Unsecd. Note, 5.100%, 9/28/2048	4,795,662
		TOTAL	174,303,631
		Consumer Non-Cyclical - Health Care—0.3%
4,195,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2029	4,201,992
7,355,000		Alcon Finance Corp., Sr. Unsecd. Note, 144A, 3.000%, 9/23/2029	7,461,559
1,690,000		Becton Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	1,789,988
3,270,000	[2]	DH Europe Finance II S.a r.l., Sr. Unsecd. Note, 2.600%, 11/15/2029	3,290,889
1,000,000	[2]	DH Europe Finance II S.a r.l., Sr. Unsecd. Note, 3.400%, 11/15/2049	1,033,810
8,325,000	[2]	PerkinElmer, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2029	8,347,785
		TOTAL	26,126,023
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Consumer Non-Cyclical - Pharmaceuticals—1.7%
$5,128,000		Abbott Laboratories, Sr. Unsecd. Note, 3.750%, 11/30/2026	$5,626,995
9,050,000		Abbott Laboratories, Sr. Unsecd. Note, 4.900%, 11/30/2046	12,014,108
6,380,000		AbbVie, Inc., Sr. Unsecd. Note, 144A, 3.200%, 11/21/2029	6,485,419
6,510,000		AbbVie, Inc., Sr. Unsecd. Note, 144A, 4.250%, 11/21/2049	6,866,914
2,000,000		Amgen, Inc., Sr. Unsecd. Note, 3.625%, 5/22/2024	2,121,955
375,000		Amgen, Inc., Sr. Unsecd. Note, 4.400%, 5/1/2045	424,397
7,410,000	[2]	AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 6/12/2022	7,483,662
7,000,000	[2]	AstraZeneca PLC, Sr. Unsecd. Note, 3.125%, 6/12/2027	7,316,949
7,000,000	[2]	AstraZeneca PLC, Sr. Unsecd. Note, 3.500%, 8/17/2023	7,315,217
5,050,000		Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 3.875%, 12/15/2023	5,300,192
5,250,000	[2]	Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 4.250%, 12/15/2025	5,633,145
2,455,000	[2]	Bayer US Finance LLC, Sr. Unsecd. Note, 144A, 3.375%, 10/8/2024	2,514,164
7,120,000		Bio-Rad Laboratories, Inc., Sr. Unsecd. Note, 4.875%, 12/15/2020	7,275,782
3,425,000		Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 3.875%, 8/15/2025	3,699,068
9,100,000		Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 3.900%, 2/20/2028	9,971,737
260,000	[2]	Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 4.125%, 6/15/2039	300,794
3,000,000	[2]	Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 4.350%, 11/15/2047	3,548,493
2,475,000		Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 5.000%, 8/15/2045	3,179,771
9,315,000		Eli Lilly & Co., Sr. Unsecd. Note, 3.375%, 3/15/2029	10,053,279
1,000,000	[2]	Johnson & Johnson, 5.950%, 8/15/2037	1,431,960
500,000		Johnson & Johnson, Sr. Unsecd. Note, 3.550%, 3/1/2036	551,512
15,850,000	[2]	Merck & Co., Inc., Sr. Unsecd. Note, 3.400%, 3/7/2029	17,239,131
1,900,000		Shire Acquisitions Investments Ireland DAC, Sr. Unsecd. Note, 2.400%, 9/23/2021	1,908,765
10,560,000		Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.150%, 10/1/2026	8,685,864
7,000,000		Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 4.100%, 10/1/2046	5,110,700
		TOTAL	142,059,973
		Consumer Non-Cyclical - Products—0.1%
3,060,000	[2]	Church and Dwight, Inc., Sr. Unsecd. Note, 3.150%, 8/1/2027	3,185,529
500,000	[2]	Procter & Gamble Co., 2.300%, 2/6/2022	506,890
5,630,000		Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, 144A, 3.000%, 6/26/2027	5,802,824
		TOTAL	9,495,243
		Consumer Non-Cyclical - Supermarkets—0.2%
3,000,000		Kroger Co., Bond, 6.900%, 4/15/2038	4,038,839
1,805,000		Kroger Co., Company Guarantee, 6.150%, 1/15/2020	1,814,166
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Consumer Non-Cyclical - Supermarkets—continued
$8,000,000	[2]	Kroger Co., Sr. Unsecd. Note, 4.450%, 2/1/2047	$8,561,802
		TOTAL	14,414,807
		Consumer Non-Cyclical - Tobacco—0.3%
3,375,000	[2]	Altria Group, Inc., Sr. Unsecd. Note, 4.800%, 2/14/2029	3,734,441
9,075,000		Altria Group, Inc., Sr. Unsecd. Note, 5.950%, 2/14/2049	10,932,158
5,335,000		Reynolds American, Inc., Sr. Unsecd. Note, 4.450%, 6/12/2025	5,714,574
5,450,000		Reynolds American, Inc., Sr. Unsecd. Note, 5.850%, 8/15/2045	6,169,196
		TOTAL	26,550,369
		Energy - Independent—0.6%
3,060,000	[2]	Apache Corp., Sr. Unsecd. Note, 4.250%, 1/15/2030	3,052,476
4,500,000		Apache Corp., Sr. Unsecd. Note, 4.750%, 4/15/2043	4,153,082
7,000,000		Canadian Natural Resources Ltd., Sr. Unsecd. Note, 2.950%, 1/15/2023	7,124,061
12,625,000		Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	12,878,018
1,730,000	[2]	Cimarex Energy Co., Sr. Unsecd. Note, 4.375%, 3/15/2029	1,797,499
14,150,000		Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 6/1/2025	14,828,886
9,610,000		Occidental Petroleum Corp., Sr. Unsecd. Note, 5.550%, 3/15/2026	10,901,914
610,000		XTO Energy, Inc., 6.750%, 8/1/2037	903,479
		TOTAL	55,639,415
		Energy - Integrated—0.8%
2,485,000		BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.119%, 5/4/2026	2,590,967
365,000		BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.224%, 4/14/2024	379,650
10,000,000	[2]	BP Capital Markets PLC, Sr. Unsecd. Note, 3.062%, 3/17/2022	10,253,907
100,000		BP PLC, Deb., 8.750%, 3/1/2032	153,657
4,030,000		CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, 144A, 5.950%, 4/28/2041	5,581,991
3,400,000	[2]	Chevron Corp., Sr. Unsecd. Note, 3.191%, 6/24/2023	3,541,284
4,000,000	[2]	Conoco, Inc., 7.250%, 10/15/2031	5,661,174
205,000		ConocoPhillips, Company Guarantee, 6.500%, 2/1/2039	298,798
6,305,000	[2]	Husky Energy, Inc., 4.000%, 4/15/2024	6,610,590
7,930,000	[2]	Husky Energy, Inc., Sr. Unsecd. Note, 4.400%, 4/15/2029	8,430,973
4,000,000		Petro-Canada, Sr. Unsecd. Note, 6.800%, 5/15/2038	5,607,427
3,770,000		Shell International Finance B.V., Sr. Unsecd. Note, 2.875%, 5/10/2026	3,906,342
3,025,000		Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 5/10/2046	3,483,643
14,000,000		Shell International Finance B.V., Sr. Unsecd. Note, 4.125%, 5/11/2035	16,282,976
		TOTAL	72,783,379
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Energy - Midstream—1.2%
$9,240,000	[2]	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	$9,771,395
4,000,000	[2]	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 4.500%, 6/1/2025	4,348,728
2,400,000		Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 5.800%, 6/1/2045	3,061,799
785,000		Energy Transfer Operating, Sr. Unsecd. Note, 5.500%, 6/1/2027	868,881
360,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	372,969
10,000,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	10,664,237
225,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 6.125%, 12/15/2045	253,999
4,270,000		Energy Transfer Partners LP, Sr. Unsecd. Note, Series 30Y, 6.000%, 6/15/2048	4,875,657
5,000,000		Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.250%, 2/15/2048	5,352,764
6,250,000		Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.850%, 3/15/2044	7,154,806
1,110,000		Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, 144A, 5.450%, 7/15/2020	1,131,618
400,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.300%, 9/15/2020	409,696
1,650,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.800%, 3/15/2035	1,938,933
5,870,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	7,224,285
520,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, Series MTN, 6.950%, 1/15/2038	674,384
2,220,000		MPLX LP, Sr. Unsecd. Note, 144A, 4.250%, 12/1/2027	2,331,666
3,220,000		MPLX LP, Sr. Unsecd. Note, 4.000%, 3/15/2028	3,301,018
320,000		MPLX LP, Sr. Unsecd. Note, 4.500%, 4/15/2038	319,749
5,200,000		MPLX LP, Sr. Unsecd. Note, 4.900%, 4/15/2058	5,145,350
8,390,000		ONEOK, Inc., Sr. Unsecd. Note, 4.950%, 7/13/2047	8,855,840
4,710,000	[2]	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	4,902,268
3,850,000		Texas Eastern Transmission LP, Sr. Unsecd. Note, 144A, 2.800%, 10/15/2022	3,881,578
5,700,000		Williams Partners LP, Sr. Unsecd. Note, 3.900%, 1/15/2025	5,942,626
7,500,000		Williams Partners LP, Sr. Unsecd. Note, 4.850%, 3/1/2048	7,862,818
2,760,000		Williams Partners LP, Sr. Unsecd. Note, 5.250%, 3/15/2020	2,784,124
		TOTAL	103,431,188
		Energy - Oil Field Services—0.1%
175,000		Burlington Resources, LLC., Sr. Unsecd. Note, 7.200%, 8/15/2031	245,027
9,388,000		Schlumberger Holdings Corp., Sr. Unsecd. Note, 144A, 3.900%, 5/17/2028	9,952,761
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Energy - Oil Field Services—continued
$615,000	[2]	Schlumberger Holdings Corp., Sr. Unsecd. Note, 144A, 4.000%, 12/21/2025	$658,246
		TOTAL	10,856,034
		Energy - Refining—0.4%
535,000		HollyFrontier Corp., Sr. Unsecd. Note, 5.875%, 4/1/2026	598,966
8,000,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 3.625%, 9/15/2024	8,388,374
325,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 4.500%, 4/1/2048	343,299
8,375,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 4.750%, 9/15/2044	9,165,786
275,000		Tesoro Corp., Sr. Unsecd. Note, 5.375%, 10/1/2022	278,029
4,020,000		Valero Energy Corp., 7.500%, 4/15/2032	5,459,054
395,000		Valero Energy Corp., Sr. Unsecd. Note, 4.350%, 6/1/2028	432,451
6,000,000		Valero Energy Corp., Sr. Unsecd. Note, 4.900%, 3/15/2045	6,823,543
		TOTAL	31,489,502
		Financial Institution - Banking—5.3%
9,995,000		American Express Co., 2.650%, 12/2/2022	10,168,276
355,000		American Express Co., Sr. Unsecd. Note, 3.000%, 10/30/2024	366,265
10,720,000		Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	11,334,005
1,460,000		Bank of America Corp., Sr. Unsecd. Note, 3.419%, 12/20/2028	1,531,970
3,690,000		Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 2.816%, 7/21/2023	3,745,488
7,500,000	[2]	Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.300%, 1/11/2023	7,758,587
5,400,000		Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.593%, 7/21/2028	5,732,798
10,235,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.884%, 10/22/2030	10,321,436
10,000,000	[2]	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.248%, 10/21/2027	10,434,110
285,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.499%, 5/17/2022	290,981
8,440,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.824%, 1/20/2028	9,099,636
10,000,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.970%, 3/5/2029	10,880,910
1,622,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 4.000%, 4/1/2024	1,736,667
3,500,000		Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	3,723,020
560,000		Bank of America Corp., Sub. Note, Series MTN, 4.200%, 8/26/2024	600,307
660,000		Bank of America Corp., Sub., Series MTN, 4.450%, 3/3/2026	725,064
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$6,840,000	[2]	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.250%, 9/11/2024	$7,182,575
1,740,000	[2]	Bank of New York Mellon Corp., Sub. Note, Series MTN, 3.000%, 10/30/2028	1,794,767
480,000		Bank of New York Mellon, N.A., 3.400%, 5/15/2024	506,709
350,000		Branch Banking & Trust Co., Sub. Deb., Series BKNT, 2.636%, 9/17/2029	348,812
10,250,000	[2]	Branch Banking & Trust Co., Sub. Note, Series BKNT, 3.800%, 10/30/2026	11,024,095
4,200,000		Capital One Bank, Series BKNT, 2.950%, 7/23/2021	4,255,346
2,100,000		Capital One Bank, Sub. Note, 3.375%, 2/15/2023	2,161,305
2,160,000		Capital One Financial Corp., Sr. Unsecd. Note, 3.900%, 1/29/2024	2,281,699
7,940,000	[2]	Citigroup, Inc., 4.125%, 7/25/2028	8,635,807
570,000		Citigroup, Inc., Jr. Sub. Deb., Series U, 5.000%, 3/12/2168	589,594
3,970,000	[2]	Citigroup, Inc., Sr. Unsecd. Note, 2.750%, 4/25/2022	4,028,957
895,000	[2]	Citigroup, Inc., Sr. Unsecd. Note, 2.876%, 7/24/2023	908,738
5,665,000		Citigroup, Inc., Sr. Unsecd. Note, 2.976%, 11/5/2030	5,732,116
10,215,000	[2]	Citigroup, Inc., Sr. Unsecd. Note, 3.142%, 1/24/2023	10,402,278
7,000,000	[2]	Citigroup, Inc., Sr. Unsecd. Note, 3.300%, 4/27/2025	7,306,347
2,320,000		Citigroup, Inc., Sr. Unsecd. Note, 3.352%, 4/24/2025	2,405,778
5,000,000	[2]	Citigroup, Inc., Sr. Unsecd. Note, 3.887%, 1/10/2028	5,379,683
3,080,000		Citigroup, Inc., Sr. Unsecd. Note, 4.500%, 1/14/2022	3,231,720
5,000,000		Citigroup, Inc., Sub. Note, 3.875%, 3/26/2025	5,282,431
345,000		Citigroup, Inc., Sub. Note, 4.450%, 9/29/2027	379,956
13,600,000		Citizens Financial Group, Inc., Sub. Note, 144A, 4.150%, 9/28/2022	14,123,556
2,850,000		City National Corp., Sr. Unsecd. Note, 5.250%, 9/15/2020	2,922,769
6,770,000		Comerica, Inc., 3.800%, 7/22/2026	7,129,023
6,980,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	7,347,971
2,013,000		Credit Suisse Group AG, Sub. Note, 5.400%, 1/14/2020	2,020,695
690,000		Deutsche Bank AG New York, 4.250%, 2/4/2021	700,365
7,540,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.650%, 1/25/2024	7,941,267
4,060,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.350%, 11/15/2021	4,077,071
5,750,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.876%, 10/31/2022	5,815,641
2,100,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.905%, 7/24/2023	2,134,349
2,200,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.908%, 6/5/2023	2,232,987
1,275,000	[2]	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.200%, 2/23/2023	1,311,862
12,000,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.500%, 11/16/2026	12,531,274
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$6,000,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, 6/5/2028	$6,365,577
8,000,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.814%, 4/23/2029	8,566,696
500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.250%, 7/27/2021	525,453
1,300,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.750%, 1/24/2022	1,395,764
1,050,000		HSBC Bank USA, N.A., Sub. Note, Series BKNT, 4.875%, 8/24/2020	1,071,209
500,000		HSBC Holdings PLC, Jr. Sub. Note, 6.375%, 9/30/2068	538,482
2,400,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.262%, 3/13/2023	2,449,308
10,000,000	[2]	HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 5/25/2026	10,655,686
4,450,000		HSBC USA, Inc., Sr. Unsecd. Note, 3.500%, 6/23/2024	4,695,734
4,500,000	[2]	Huntington Bancshares, Inc., Sr. Unsecd. Note, 4.000%, 5/15/2025	4,847,451
3,000,000	[1]	JPMorgan Chase & Co., 3.711% (US CPI Urban Consumers YoY NSA +2.000%), 2/25/2021	3,023,100
720,000		JPMorgan Chase & Co., Jr. Sub. Deb., Series X, 6.100%, 4/1/2168	788,015
610,000		JPMorgan Chase & Co., Jr. Sub. Note, Series FF, 5.000%, 2/1/2168	636,687
3,500,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 2.972%, 1/15/2023	3,560,907
2,000,000	[2]	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.300%, 4/1/2026	2,103,696
7,450,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.509%, 1/23/2029	7,893,992
10,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.540%, 5/1/2028	10,609,816
410,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.559%, 4/23/2024	427,284
10,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.702%, 5/6/2030	10,769,691
9,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 2/1/2028	9,681,485
235,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.882%, 7/24/2038	258,878
245,000	[2]	JPMorgan Chase & Co., Sr. Unsecd. Note, 4.023%, 12/5/2024	260,690
4,000,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	4,148,345
635,000		Lloyds Banking Group PLC, Sub., 4.650%, 3/24/2026	687,273
2,550,000		M&T Bank Corp., Sr. Unsecd. Note, 3.550%, 7/26/2023	2,677,099
5,000,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 5/18/2022	5,064,579
2,185,000	[1,2]	Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 2.546% (3-month USLIBOR +0.640%), 12/1/2021	2,187,408
425,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.125%, 1/23/2023	436,572
12,000,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.772%, 1/24/2029	12,903,818
685,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 4.000%, 7/23/2025	740,980
1,500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.500%, 7/24/2020	1,533,703
500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.500%, 7/28/2021	528,079
2,000,000	[1]	Morgan Stanley, Sr. Unsecd. Note, Series MTN, 3.749% (US CPI Urban Consumers YoY NSA +2.000%), 5/17/2023	2,020,000
285,000		Morgan Stanley, Sub. Deb., 4.875%, 11/1/2022	305,583
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$10,000,000	[2]	Morgan Stanley, Sub. Note, 3.950%, 4/23/2027	$10,715,291
5,000,000		Morgan Stanley, Sub. Note, 5.000%, 11/24/2025	5,634,093
6,300,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	6,659,487
5,000,000		PNC Bank National Association, Sr. Unsecd. Note, Series BKNT, 2.550%, 12/9/2021	5,059,565
5,100,000		PNC Bank National Association, Sr. Unsecd. Note, Series BKNT, 3.250%, 1/22/2028	5,380,343
104,711	[3]	Regional Diversified Funding, 144A, 9.250%, 3/15/2030	78,533
670,000		Royal Bank of Canada, Sec. Fac. Bond, 1.875%, 2/5/2020	669,862
500,000	[2]	Royal Bank of Scotland Group PLC, Sub. Deb., 6.125%, 12/15/2022	542,867
160,000		Royal Bank of Scotland Group PLC, Sub., 6.000%, 12/19/2023	177,097
3,000,000		State Street Corp., Sr. Unsecd. Note, 3.550%, 8/18/2025	3,219,387
370,000		State Street Corp., Sub. Deb., 3.031%, 11/1/2034	372,268
4,000,000		SunTrust Banks Inc., Sr. Unsecd. Note, 4.000%, 5/1/2025	4,327,072
500,000		SunTrust Banks Inc., Sub. Note, 6.000%, 2/15/2026	583,806
3,310,000		SunTrust Bank, Sub. Note, Series BKNT, 3.300%, 5/15/2026	3,450,230
265,000	[2]	Wells Fargo & Co., Series MTN, 4.100%, 6/3/2026	286,527
8,400,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	8,651,598
195,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.069%, 1/24/2023	198,726
10,240,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.879%, 10/30/2030	10,298,833
18,650,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 3.584%, 5/22/2028	19,833,670
435,000		Westpac Banking Corp., Sub., Series GMTN, 4.322%, 11/23/2031	457,663
		TOTAL	453,533,021
		Financial Institution - Broker/Asset Mgr/Exchange—0.4%
2,645,000		FMR LLC, Bond, 144A, 7.570%, 6/15/2029	3,706,266
2,810,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	2,991,922
3,000,000		Jefferies Group LLC, Sr. Unsecd. Note, 4.850%, 1/15/2027	3,259,864
1,190,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.875%, 4/15/2021	1,259,165
3,265,000		Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	3,641,542
3,580,000	[2]	Stifel Financial Corp., 4.250%, 7/18/2024	3,792,641
12,000,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.625%, 4/1/2025	12,793,684
5,085,000		TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, 144A, 4.125%, 11/1/2024	5,501,160
435,000		XLIT Ltd., Sub., 4.450%, 3/31/2025	473,012
		TOTAL	37,419,256
		Financial Institution - Finance Companies—0.4%
6,500,000		Discover Bank, Sr. Unsecd. Note, Series BKNT, 4.650%, 9/13/2028	7,306,852
3,140,000		Discover Financial Services, 5.200%, 4/27/2022	3,348,436
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Institution - Finance Companies—continued
$3,975,000		Discover Financial Services, Sr. Unsecd. Note, 3.850%, 11/21/2022	$4,165,883
12,753,000		GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	13,744,894
250,000		International Lease Finance Corp., 5.875%, 8/15/2022	272,804
7,520,000		Macquarie Group Ltd., Sr. Unsecd. Note, 144A, 6.000%, 1/14/2020	7,554,254
10,000	[2]	Santander UK Group Holdings PLC, Sr. Unsecd. Note, 3.125%, 1/8/2021	10,093
743,000		Susa Partnership LP, Deb., 7.500%, 12/1/2027	922,805
		TOTAL	37,326,021
		Financial Institution - Insurance - Health—0.2%
440,000		CIGNA Corp., Sr. Unsecd. Note, 144A, 4.000%, 2/15/2022	453,720
6,250,000	[2]	CIGNA Corp., Sr. Unsecd. Note, 3.750%, 7/15/2023	6,537,577
6,250,000		CIGNA Corp., Sr. Unsecd. Note, 4.125%, 11/15/2025	6,749,683
		TOTAL	13,740,980
		Financial Institution - Insurance - Life—1.6%
10,200,000	[2]	AIA Group Ltd., Sr. Unsecd. Note, 144A, 3.600%, 4/9/2029	10,818,408
3,600,000		AXA-UAP, Sub. Note, 8.600%, 12/15/2030	5,273,028
10,000,000		Aflac, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	10,537,196
11,000,000		American International Group, Inc., 4.500%, 7/16/2044	12,616,532
2,600,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	2,786,799
2,500,000		American International Group, Inc., Sr. Unsecd. Note, 4.875%, 6/1/2022	2,675,727
7,780,000	[2]	Lincoln National Corp., Sr. Note, 7.000%, 6/15/2040	11,309,833
2,650,000		Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 5.375%, 12/1/2041	3,340,304
4,968,000		Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 8.875%, 6/1/2039	8,617,080
2,200,000	[2]	MetLife, Inc., Jr. Sub. Note, 10.750%, 8/1/2039	3,645,103
330,000		MetLife, Inc., Jr. Sub. Note, 6.400%, 12/15/2036	404,710
10,000,000	[2]	MetLife, Inc., Sr. Unsecd. Note, 4.050%, 3/1/2045	11,381,749
16,268,000		Northwestern Mutual Life Insurance Co., Sr. Unsecd. Note, 144A, 3.625%, 9/30/2059	16,641,213
5,060,000		Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	5,429,481
3,000,000		Pacific LifeCorp., Bond, 144A, 6.600%, 9/15/2033	3,989,354
2,070,000		Penn Mutual Life Insurance Co., Sr. Note, 144A, 7.625%, 6/15/2040	3,046,247
5,450,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.100%, 11/15/2026	5,660,059
2,190,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2022	2,254,124
8,000,000		Prudential Financial, Inc., Series MTN, 5.100%, 8/15/2043	9,838,924
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Institution - Insurance - Life—continued
$1,050,000		Prudential Financial, Inc., Series MTN, 6.625%, 12/1/2037	$1,486,434
2,050,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.200%, 11/15/2040	2,838,447
		TOTAL	134,590,752
		Financial Institution - Insurance - P&C—0.7%
1,000,000		Assured Guaranty US Holding, Inc., 7.000%, 6/1/2034	1,256,196
255,000		Berkshire Hathaway Finance Corp., Sr. Unsecd. Note, 4.200%, 8/15/2048	301,031
3,500,000		Berkshire Hathaway, Inc., Sr. Unsecd. Note, 3.125%, 3/15/2026	3,690,426
3,700,000		CNA Financial Corp., Sr. Unsecd. Note, 3.450%, 8/15/2027	3,861,735
7,895,000	[2]	CNA Financial Corp., Sr. Unsecd. Note, 3.900%, 5/1/2029	8,540,052
4,350,000		Chubb INA Holdings, Inc., 3.350%, 5/3/2026	4,651,067
3,700,000		Chubb INA Holdings, Inc., Sr. Unsecd. Note, 3.350%, 5/15/2024	3,901,347
1,000,000		Cincinnati Financial Corp., 6.920%, 5/15/2028	1,308,201
4,930,000		Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 4.400%, 3/15/2048	5,670,346
2,500,000		Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 6.625%, 4/15/2042	3,553,999
1,103,000		Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.250%, 6/15/2023	1,173,111
12,862,000		Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.569%, 2/1/2029	14,500,120
6,600,000		Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	11,413,963
335,000	[2]	Teachers Insurance & Annuity Association of America, Sub., 144A, 4.900%, 9/15/2044	418,024
		TOTAL	64,239,618
		Financial Institution - REIT - Apartment—0.5%
12,130,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	12,833,241
3,745,000	[2]	Mid-America Apartment Communities LP, 4.000%, 11/15/2025	4,036,259
5,100,000	[2]	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 6/15/2024	5,374,333
3,910,000		Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	4,021,172
9,900,000		UDR, Inc., Series MTN, 3.750%, 7/1/2024	10,475,204
1,905,000		UDR, Inc., Sr. Unsecd. Note, 3.100%, 11/1/2034	1,904,773
2,100,000		UDR, Inc., Sr. Unsecd. Note, Series GMTN, 3.500%, 1/15/2028	2,211,688
		TOTAL	40,856,670
		Financial Institution - REIT - Healthcare—0.4%
3,000,000		Health Care REIT, Inc., Sr. Unsecd. Note, 4.000%, 6/1/2025	3,226,984
8,260,000		Healthcare Trust of America, 3.700%, 4/15/2023	8,570,934
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Institution - REIT - Healthcare—continued
$4,110,000		Healthcare Trust of America, Sr. Unsecd. Note, 3.100%, 2/15/2030	$4,092,889
3,200,000		Healthcare Trust of America, Sr. Unsecd. Note, 3.750%, 7/1/2027	3,371,739
5,000,000		Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 1/15/2028	5,260,650
3,650,000		Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	3,906,185
2,500,000		Welltower, Inc., Sr. Unsecd. Note, 4.250%, 4/1/2026	2,724,810
		TOTAL	31,154,191
		Financial Institution - REIT - Office—0.2%
3,335,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.375%, 8/15/2031	3,481,076
3,000,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 6/15/2023	3,152,080
2,220,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2027	2,381,542
5,330,000		Boston Properties LP, Sr. Unsecd. Note, 3.200%, 1/15/2025	5,511,213
4,000,000		Boston Properties LP, Sr. Unsecd. Note, 3.850%, 2/1/2023	4,198,159
		TOTAL	18,724,070
		Financial Institution - REIT - Other—0.3%
440,000		Host Hotels & Resorts LP, Sr. Unsecd. Note, Series D, 3.750%, 10/15/2023	459,444
5,000,000		Liberty Property LP, Sr. Unsecd. Note, 4.125%, 6/15/2022	5,222,563
2,665,000		Liberty Property LP, Sr. Unsecd. Note, 4.375%, 2/1/2029	3,046,580
2,925,000		WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	3,094,170
10,000,000		WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	10,707,032
		TOTAL	22,529,789
		Financial Institution - REIT - Retail—0.4%
8,810,000		Kimco Realty Corp., Sr. Unsecd. Note, 2.800%, 10/1/2026	8,855,474
1,530,000		Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/1/2022	1,577,282
3,840,000		Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 4/1/2027	4,095,456
7,000,000		Regency Centers Corp., Sr. Unsecd. Note, 3.750%, 11/15/2022	7,265,746
3,330,000		Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	3,621,225
3,910,000	[2]	Tanger Properties LP, Sr. Unsecd. Note, 3.125%, 9/1/2026	3,853,940
2,590,000		Tanger Properties LP, Sr. Unsecd. Note, 3.875%, 12/1/2023	2,666,341
		TOTAL	31,935,464
		Municipal Services—0.0%
757,447		Army Hawaii Family Housing, 144A, 5.524%, 6/15/2050	943,595
1,445,000		Camp Pendleton & Quantico Housing LLC, 5.572%, 10/1/2050	1,806,247
		TOTAL	2,749,842
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Sovereign—0.1%
$1,875,000		Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	$1,971,791
3,700,000		Inter-American Development Bank, Series MTN, 6.750%, 7/15/2027	4,847,130
		TOTAL	6,818,921
		Technology—2.5%
5,605,000		Adobe, Inc., Sr. Unsecd. Note, 3.250%, 2/1/2025	5,887,642
2,000,000		Apple, Inc., 3.450%, 5/6/2024	2,124,356
555,000		Apple, Inc., 3.850%, 5/4/2043	622,461
16,000,000		Apple, Inc., Sr. Unsecd. Note, 2.400%, 5/3/2023	16,249,941
7,000,000		Apple, Inc., Sr. Unsecd. Note, 2.900%, 9/12/2027	7,307,052
9,600,000		Apple, Inc., Sr. Unsecd. Note, 4.450%, 5/6/2044	11,721,513
6,800,000		Automatic Data Processing, Inc., 3.375%, 9/15/2025	7,262,311
13,805,000	[2]	Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.625%, 10/15/2024	14,198,963
2,000,000	[2]	Cisco Systems, Inc., 3.625%, 3/4/2024	2,135,396
4,000,000		Cisco Systems, Inc., Sr. Unsecd. Note, 2.200%, 2/28/2021	4,021,103
250,000		Corning, Inc., 4.250%, 8/15/2020	253,902
9,950,000		Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 4.420%, 6/15/2021	10,246,357
5,080,000	[2]	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 6.020%, 6/15/2026	5,809,405
5,185,000		Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	5,203,027
3,025,000		Equifax, Inc., Sr. Unsecd. Note, Series FXD, 3.600%, 8/15/2021	3,097,938
1,535,000		Experian Finance PLC., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2029	1,713,519
3,320,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.750%, 5/21/2029	3,619,086
6,885,000		Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	7,244,386
6,585,000		Fiserv, Inc., Sr. Unsecd. Note, 3.800%, 10/1/2023	6,953,170
8,470,000		Hewlett Packard Enterprise Co., Sr. Unsecd. Note, 3.600%, 10/15/2020	8,569,686
775,000		IBM Corp., Sr. Unsecd. Note, 2.850%, 5/13/2022	789,881
4,850,000		Ingram Micro, Inc., Sr. Unsecd. Note, 5.000%, 8/10/2022	4,956,641
3,485,000		Ingram Micro, Inc., Sr. Unsecd. Note, 5.450%, 12/15/2024	3,605,247
6,000,000		Intel Corp., Sr. Unsecd. Note, 3.700%, 7/29/2025	6,489,083
5,630,000		Keysight Technologies, Inc., 4.550%, 10/30/2024	6,128,110
1,220,000		Keysight Technologies, Inc., Sr. Unsecd. Note, 3.000%, 10/30/2029	1,220,016
6,100,000		Lam Research Corp., Sr. Unsecd. Note, 4.000%, 3/15/2029	6,737,034
3,400,000	[2]	Micron Technology, Inc., Sr. Unsecd. Note, 4.640%, 2/6/2024	3,651,755
4,500,000		Micron Technology, Inc., Sr. Unsecd. Note, 4.975%, 2/6/2026	4,947,587
2,546,000		Microsoft Corp., 3.500%, 11/15/2042	2,802,660
2,650,000		Microsoft Corp., Sr. Unsecd. Note, 2.400%, 8/8/2026	2,701,078
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Technology—continued
$2,000,000	[2]	Microsoft Corp., Sr. Unsecd. Note, 3.125%, 11/3/2025	$2,118,855
595,000		Microsoft Corp., Sr. Unsecd. Note, 3.450%, 8/8/2036	656,675
7,420,000		Microsoft Corp., Sr. Unsecd. Note, 3.950%, 8/8/2056	8,725,578
7,000,000		Oracle Corp., 6.500%, 4/15/2038	10,185,629
5,000,000		Oracle Corp., Sr. Unsecd. Note, 2.500%, 5/15/2022	5,068,400
2,100,000	[2]	SAIC, Inc., Company Guarantee, Series 1, 5.950%, 12/1/2040	2,341,549
5,430,000		Total System Services, Inc., Sr. Unsecd. Note, 4.450%, 6/1/2028	5,990,838
1,970,000		Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	2,195,812
2,485,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 3/15/2029	2,717,482
1,750,000	[2]	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	1,839,904
8,000,000	[2]	Verisk Analytics, Inc., Unsecd. Note, 4.000%, 6/15/2025	8,615,414
		TOTAL	218,726,442
		Transportation - Railroads—0.3%
1,898,000		Burlington Northern Santa Fe Corp., 3.050%, 9/1/2022	1,950,085
1,180,000		Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.450%, 9/15/2021	1,208,510
1,368,000		CSX Transportation, Inc., Sr. Unsecd. Note, 9.750%, 6/15/2020	1,421,856
5,000,000		Canadian Pacific Railway Co., Sr. Unsecd. Note, 2.900%, 2/1/2025	5,138,915
1,850,000		Canadian Pacific RR, 7.125%, 10/15/2031	2,602,280
5,925,000		Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2023	6,063,711
4,660,000		Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 4.700%, 5/1/2048	5,529,819
		TOTAL	23,915,176
		Transportation - Services—0.6%
2,690,000		Enterprise Rent-A-Car USA Finance Co., Sr. Note, 144A, 5.250%, 10/1/2020	2,764,429
6,620,000		Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2042	8,359,177
2,555,000	[2]	FedEx Corp., Sr. Unsecd. Note, 3.100%, 8/5/2029	2,542,793
545,000	[2]	FedEx Corp., Sr. Unsecd. Note, 3.900%, 2/1/2035	557,224
8,075,000		FedEx Corp., Sr. Unsecd. Note, 4.050%, 2/15/2048	7,917,851
16,750,000		Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.375%, 2/1/2022	17,101,549
640,000		Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.650%, 7/29/2021	654,342
6,135,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.900%, 12/1/2026	6,174,336
8,000,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.400%, 3/1/2023	8,248,078
		TOTAL	54,319,779
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Utility - Electric—2.4%
$3,150,000		AEP Texas, Inc., Sr. Unsecd. Note, 3.850%, 10/1/2025	$3,317,836
2,960,000		Ameren Corp., Sr. Unsecd. Note, 3.650%, 2/15/2026	3,115,699
405,000		American Electric Power Co., Inc., Sr. Unsecd. Note, 2.150%, 11/13/2020	405,691
2,125,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.950%, 12/15/2022	2,166,071
11,025,000		Avangrid, Inc., Sr. Unsecd. Note, 3.800%, 6/1/2029	11,812,391
1,600,000	[2]	Consolidated Edison Co., 4.625%, 12/1/2054	1,934,065
1,210,000		Dominion Energy Gas Holdings LLC, Sr. Unsecd. Note, Series B, 3.000%, 11/15/2029	1,209,149
3,715,000		Dominion Energy Gas Holdings LLC, Sr. Unsecd. Note, Series C, 3.900%, 11/15/2049	3,745,040
5,265,000		Dominion Energy, Inc., Jr. Sub. Note, 3.071%, 8/15/2024	5,398,680
4,095,000		Dominion Energy, Inc., Sr. Unsecd. Note, 4.250%, 6/1/2028	4,536,518
12,020,000		Duke Energy Corp., Sr. Unsecd. Note, 3.750%, 9/1/2046	12,551,542
2,775,000		Duke Energy Indiana, Inc., 1st Mtg. Bond, 6.350%, 8/15/2038	3,982,063
427,000		Duke Energy Indiana, Inc., Sr. Deb., 6.120%, 10/15/2035	573,834
6,150,000		EDP Finance BV, Sr. Unsecd. Note, 144A, 3.625%, 7/15/2024	6,389,596
11,100,000		Electricite de France SA, Jr. Sub. Note, 144A, 5.625%, 7/22/2068	11,662,936
5,885,000		Electricite de France SA, Note, 144A, 5.600%, 1/27/2040	7,354,049
3,940,000		Emera US Finance LP, Sr. Unsecd. Note, 3.550%, 6/15/2026	4,112,188
15,600,000		Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	18,236,045
4,900,000		Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.625%, 9/14/2025	5,314,870
3,330,000	[2]	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.875%, 6/14/2029	3,773,540
513,000		Entergy Louisiana LLC, 1st Mtg. Bond, 5.400%, 11/1/2024	588,321
6,955,000		EverSource Energy, Sr. Unsecd. Note, Series L, 2.900%, 10/1/2024	7,121,482
7,100,000		Exelon Corp., Sr. Unsecd. Note, 3.950%, 6/15/2025	7,630,468
4,012,000		Exelon Corp., Sr. Unsecd. Note, 4.450%, 4/15/2046	4,531,736
3,220,000		FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	3,721,936
6,043,000		Fortis, Inc./Canada, Sr. Unsecd. Note, 3.055%, 10/4/2026	6,217,966
5,400,000		Gulf Power Co., 4.550%, 10/1/2044	6,134,382
1,250,000		Gulf Power Co., Sr. Unsecd. Note, Series 12-A, 3.100%, 5/15/2022	1,275,374
4,130,000		Kansas City Power And Light Co., Sr. Unsecd. Note, 4.200%, 3/15/2048	4,826,862
1,325,000		MidAmerican Energy Holdings Co., Sr. Unsecd. Note, 5.950%, 5/15/2037	1,829,500
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Utility - Electric—continued
$8,040,000	[2]	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	$8,659,582
4,125,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.150%, 4/1/2024	4,268,164
4,970,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.550%, 5/1/2027	5,312,426
2,000,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	2,082,470
5,000,000		NiSource Finance Corp., Sr. Unsecd. Note, 3.950%, 3/30/2048	5,243,319
2,685,000		NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	3,006,968
250,000		Northern States Power Co., MN, 7.125%, 7/1/2025	308,500
1,390,000	[2]	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.950%, 3/15/2024	1,463,905
2,412,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.200%, 6/15/2022	2,514,608
5,900,000		PPL WEM Holdings PLC, Sr. Unsecd. Note, 144A, 5.375%, 5/1/2021	6,085,690
2,955,000		Public Service Enterprises Group, Inc., Sr. Unsecd. Note, 2.875%, 6/15/2024	3,020,642
7,550,000		Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	7,835,373
1,500,000		Southwestern Electric Power Co., Sr. Unsecd. Note, 6.200%, 3/15/2040	2,001,191
		TOTAL	207,272,668
		Utility - Natural Gas—0.5%
500,000		ANR Pipeline Co., Sr. Deb., 9.625%, 11/1/2021	565,143
2,930,000		Enbridge Energy Partners LP, Sr. Unsecd. Note, 5.500%, 9/15/2040	3,487,784
3,815,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 3/1/2023	3,943,948
2,870,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.950%, 9/15/2027	2,931,478
5,680,000		National Fuel Gas Co., Sr. Unsecd. Note, 4.900%, 12/1/2021	5,919,500
450,000		Sempra Energy, Sr. Unsecd. Note, 2.900%, 2/1/2023	458,036
6,500,000	[2]	Sempra Energy, Sr. Unsecd. Note, 3.400%, 2/1/2028	6,740,155
5,300,000		Sempra Energy, Sr. Unsecd. Note, 3.550%, 6/15/2024	5,542,086
1,160,000		Sempra Energy, Sr. Unsecd. Note, 6.000%, 10/15/2039	1,506,605
2,380,000		Southeast Supply Header LLC, Sr. Unsecd. Note, 144A, 4.250%, 6/15/2024	2,413,739
7,490,000		Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	8,481,279
135,000		TransCanada PipeLines Ltd., Sr. Unsecd. Note, 6.200%, 10/15/2037	173,615
		TOTAL	42,163,368
		Utility - Natural Gas Distributor—0.0%
1,765,000		Southern Co. Gas Capital, Sr. Unsecd. Note, 3.950%, 10/1/2046	1,858,807
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,692,932,070)	2,903,880,760
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
	[1]	ADJUSTABLE RATE MORTGAGES—0.0%
		Federal National Mortgage Association—0.0%
$4,806		FNMA ARM, 4.339%, 1/1/2033	$5,039
		Government National Mortgage Association—0.0%
1,493		GNMA ARM, 3.875%, 5/20/2028	1,530
370		GNMA ARM, 4.125%, 10/20/2025	376
		TOTAL	1,906
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $6,875)	6,945
		ASSET-BACKED SECURITIES—0.2%
		Auto Receivables—0.2%
5,000,000		AmeriCredit Automobile Receivables Trust 2017-2, Class D, 3.420%, 4/18/2023	5,091,481
631,707		Drive Auto Receivables Trust 2017-AA, Class C, 2.980%, 1/18/2022	632,074
4,000,000		Santander Drive Auto Receivables Trust 2016-2, Class D, 3.390%, 4/15/2022	4,028,489
5,000,000		Santander Drive Auto Receivables Trust 2017-1, Class D, 3.170%, 4/17/2023	5,048,331
		TOTAL	14,800,375
		Financial Institution - Finance Companies—0.0%
78,082		Countrywide Home Loan, Inc., Class 2A1, 6.000%, 2/25/2037	48,676
		Other—0.0%
1,518,260		Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	1,530,959
1,184,139		Sofi Consumer Loan Program Trust 2017-3, Class A, 2.770%, 5/25/2026	1,188,313
		TOTAL	2,719,272
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $17,483,339)	17,568,323
		COMMERCIAL MORTGAGE-BACKED SECURITIES—2.7%
		Agency Commercial Mortgage-Backed Securities—0.2%
6,100,000		FREMF Mortgage Trust 2013-K25 REMIC, Class B, 3.743%, 11/25/2045	6,309,094
11,890,000		FREMF Mortgage Trust 2015-K49 REMIC, Class B, 3.847%, 10/25/2048	12,364,205
		TOTAL	18,673,299
		Commercial Mortgage—2.5%
4,359,000		Bank 2017-BN5, Class A5, 3.390%, 6/15/2060	4,629,401
6,425,000		Bank 2017-BN8, Class A4, 3.488%, 11/15/2050	6,869,250
17,600,000		Bank 2018-BN12, Class A4, 4.255%, 5/15/2061	19,817,533
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		COMMERCIAL MORTGAGE-BACKED SECURITIES—continued
		Commercial Mortgage—continued
$4,500,000	[1]	Bank 2018-BN15, Class A4, 4.407% (12-month USLIBOR +0.000%), 11/15/2061	$5,158,327
8,800,000		Bank 2019-BN16, Class A4, 4.005%, 2/15/2052	9,802,620
8,890,000		Benchmark Mortgage Trust 2018-B1, Class A5, 3.666%, 1/15/2051	9,609,726
29,700,000		Benchmark Mortgage Trust 2018-B4, Class A5, 4.121%, 7/15/2051	33,113,703
10,000,000		Benchmark Mortgage Trust 2019-B11, Class A5, 3.542%, 5/15/2052	10,770,266
2,600,000		CD Commercial Mortgage Trust 2016-CD1, Class A4, 2.724%, 8/10/2049	2,648,074
4,100,000		CD Commercial Mortgage Trust 2016-CD4, Class A4, 3.514%, 5/10/2050	4,383,536
10,800,000		Citigroup Commercial Mortgage Trust 2013-GC11, Class AS, 3.422%, 4/10/2046	11,151,264
10,000,000		Citigroup Commercial Mortgage Trust 2015-GC33, Class AS, 4.114%, 9/10/2058	10,775,906
5,200,000		Commercial Mortgage Trust 2014-LC17, Class B, 4.490%, 10/10/2047	5,557,579
3,800,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	3,955,369
1,500,000		Deutsche Bank Commercial Mortgage Trust 2016-C1, Class A4, 3.276%, 5/10/2049	1,570,174
4,650,000		Deutsche Bank Commercial Mortgage Trust 2016-C3, Class A5, 2.890%, 8/10/2049	4,765,560
523,000		GS Mortgage Securities Trust 2014-GC24, Class A5, 3.931%, 9/10/2047	560,796
3,480,000		GS Mortgage Securities Trust 2014-GC24, Class B, 4.644%, 9/10/2047	3,613,373
5,500,000		JPMBB Commercial Mortgage Securities Trust 2015-C28, Class AS, 3.532%, 10/15/2048	5,692,076
14,400,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	14,956,809
5,400,000		JPMDB Commercial Mortgage Securities Trust 2017-C5, Class A5, 3.694%, 3/15/2050	5,798,202
9,350,000		Morgan Stanley Capital I Trust 2016-UB12, Class A4, 3.596%, 12/15/2049	9,991,129
4,200,000		UBS-Barclays Commercial Mortgage Trust 2013-C6, Class AS, 3.469%, 4/10/2046	4,344,443
8,000,000		Wells Fargo Commercial Mortgage Trust 2013-LC12, Class A4, 4.218%, 7/15/2046	8,509,607
3,342,000		Wells Fargo Commercial Mortgage Trust 2017-C38, Class A5, 3.453%, 7/15/2050	3,557,940
8,000,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class AS, 3.984%, 11/15/2047	8,511,820
		TOTAL	210,114,483
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $218,759,086)	228,787,782
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		U.S. TREASURIES—17.0%
		U.S. Treasury Bonds—5.9%
$9,845,000	[2]	United States Treasury Bond, 2.250%, 8/15/2049	$9,944,687
28,215,000		United States Treasury Bond, 2.500%, 2/15/2045	29,813,495
37,250,000		United States Treasury Bond, 2.500%, 2/15/2046	39,394,076
31,350,000		United States Treasury Bond, 2.500%, 5/15/2046	33,172,294
119,800,000		United States Treasury Bond, 2.750%, 8/15/2042	131,925,269
40,000,000		United States Treasury Bond, 2.750%, 8/15/2047	44,499,264
9,000,000		United States Treasury Bond, 2.750%, 11/15/2047	10,017,942
9,000,000		United States Treasury Bond, 2.875%, 5/15/2043	10,122,690
2,380,000		United States Treasury Bond, 2.875%, 8/15/2045	2,692,859
10,400,000		United States Treasury Bond, 2.875%, 5/15/2049	11,909,615
2,000,000		United States Treasury Bond, 3.000%, 5/15/2042	2,291,502
22,000,000		United States Treasury Bond, 3.000%, 11/15/2044	25,373,896
2,000,000		United States Treasury Bond, 3.000%, 2/15/2047	2,328,476
10,750,000		United States Treasury Bond, 3.000%, 5/15/2047	12,518,428
39,850,000		United States Treasury Bond, 3.000%, 8/15/2048	46,566,921
30,000,000		United States Treasury Bond, 3.000%, 2/15/2049	35,135,073
27,950,000		United States Treasury Bond, 3.125%, 8/15/2044	32,878,309
3,215,000		United States Treasury Bond, 3.125%, 5/15/2048	3,840,158
2,885,000		United States Treasury Bond, 3.750%, 8/15/2041	3,681,819
3,100,000		United States Treasury Bond, 4.500%, 2/15/2036	4,199,710
5,000,000		United States Treasury Bond, 5.250%, 11/15/2028	6,436,126
4,000,000		United States Treasury Bond, 7.125%, 2/15/2023	4,683,272
		TOTAL	503,425,881
		U.S. Treasury Notes—11.1%
20,565,696		U.S. Treasury Inflation-Protected Notes, 0.125%, 7/15/2026	20,555,547
82,094,464		U.S. Treasury Inflation-Protected Notes, 0.375%, 7/15/2027	83,527,948
76,037,014		U.S. Treasury Inflation-Protected Notes, 0.500%, 1/15/2028	77,919,904
3,054,060		U.S. Treasury Inflation-Protected Notes, 0.500%, 4/15/2024	3,087,616
10,085,553		U.S. Treasury Inflation-Protected Notes, 0.750%, 2/15/2045	10,692,839
69,449,489		U.S. Treasury Inflation-Protected Notes, 0.875%, 1/15/2029	73,683,211
80,000,000		United States Treasury Note, 1.250%, 8/31/2024	78,642,824
48,700,000		United States Treasury Note, 1.375%, 10/15/2022	48,386,406
30,000,000	[2]	United States Treasury Note, 1.500%, 10/31/2024	29,815,329
7,340,000		United States Treasury Note, 1.625%, 2/15/2026	7,304,165
270,000		United States Treasury Note, 1.625%, 5/15/2026	268,524
10,000,000	[2]	United States Treasury Note, 1.625%, 8/15/2029	9,853,758
32,500,000		United States Treasury Note, 1.750%, 7/31/2024	32,675,380
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	U.S. TREASURIES—continued
	U.S. Treasury Notes—continued
$41,200,000	United States Treasury Note, 1.875%, 7/31/2026	$41,591,981
7,980,000	United States Treasury Note, 2.000%, 4/30/2024	8,104,710
5,000,000	United States Treasury Note, 2.125%, 9/30/2024	5,112,266
1,300,000	United States Treasury Note, 2.250%, 11/15/2025	1,340,303
180,000	United States Treasury Note, 2.375%, 5/15/2027	188,102
41,900,000	United States Treasury Note, 2.375%, 5/15/2029	44,048,288
13,500,000	United States Treasury Note, 2.500%, 1/31/2025	14,064,355
21,500,000	United States Treasury Note, 2.500%, 2/28/2026	22,507,266
1,205,000	United States Treasury Note, 2.500%, 5/15/2024	1,249,667
70,000,000	United States Treasury Note, 2.625%, 2/15/2029	75,032,293
4,800,000	United States Treasury Note, 2.750%, 2/15/2028	5,166,925
455,000	United States Treasury Note, 2.875%, 5/15/2028	494,970
38,980,000	United States Treasury Note, 2.875%, 8/15/2028	42,464,984
194,400,000	United States Treasury Note, 3.125%, 11/15/2028	216,144,904
	TOTAL	953,924,465
	TOTAL U.S. TREASURIES (IDENTIFIED COST $1,348,701,845)	1,457,350,346
	MORTGAGE-BACKED SECURITIES—0.1%
	Federal Home Loan Mortgage Corporation—0.0%
532	Federal Home Loan Mortgage Corp., Pool C00879, 8.000%, 10/1/2029	612
108	Federal Home Loan Mortgage Corp., Pool C41497, 7.500%, 9/1/2030	126
259,413	Federal Home Loan Mortgage Corp., Pool G01989, 6.000%, 12/1/2035	298,420
26,423	Federal Home Loan Mortgage Corp., Pool G03381, 5.500%, 9/1/2037	29,807
640	Federal Home Loan Mortgage Corp., Pool G03927, 5.500%, 1/1/2038	721
343,773	Federal Home Loan Mortgage Corp., Pool G08451, 4.500%, 6/1/2041	372,018
13,280	Federal Home Loan Mortgage Corp., Pool G14615, 4.500%, 9/1/2026	13,927
10,729	Federal Home Loan Mortgage Corp., Pool G14801, 3.000%, 6/1/2028	11,042
11,258	Federal Home Loan Mortgage Corp., Pool G18521, 3.500%, 8/1/2029	11,761
4,903	Federal Home Loan Mortgage Corp., Pool ZI5305, 5.500%, 10/1/2036	5,511
52,350	Federal Home Loan Mortgage Corp., Pool ZI5333, 5.500%, 10/1/2036	58,927
20,515	Federal Home Loan Mortgage Corp., Pool ZK0320, 5.500%, 8/1/2021	20,936
48,932	Federal Home Loan Mortgage Corp., Pool ZK0727, 5.500%, 9/1/2022	50,549
37,302	Federal Home Loan Mortgage Corp., Pool ZK1227, 5.000%, 12/1/2022	38,308
35,981	Federal Home Loan Mortgage Corp., Pool ZK1547, 4.500%, 5/1/2024	37,381
9,937	Federal Home Loan Mortgage Corp., Pool ZS1273, 6.000%, 1/1/2037	11,415
14,538	Federal Home Loan Mortgage Corp., Pool ZS5294, 5.000%, 4/1/2022	14,876
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$10,421	Federal Home Loan Mortgage Corp., Pool ZS5598, 5.000%, 4/1/2023	$10,796
	TOTAL	987,133
	Federal National Mortgage Association—0.1%
2,361	Federal National Mortgage Association, Pool 251286, 7.000%, 11/1/2027	2,646
4,932	Federal National Mortgage Association, Pool 252717, 7.500%, 9/1/2029	5,693
977	Federal National Mortgage Association, Pool 253299, 7.000%, 4/1/2020	983
5,275	Federal National Mortgage Association, Pool 255225, 5.500%, 6/1/2034	5,901
75,384	Federal National Mortgage Association, Pool 255767, 5.500%, 6/1/2025	81,299
29,418	Federal National Mortgage Association, Pool 256233, 6.000%, 5/1/2036	33,889
22,830	Federal National Mortgage Association, Pool 257306, 5.500%, 8/1/2038	25,762
1,004	Federal National Mortgage Association, Pool 313458, 7.000%, 4/1/2027	1,111
311	Federal National Mortgage Association, Pool 349416, 7.500%, 8/1/2026	350
3,841	Federal National Mortgage Association, Pool 396031, 7.500%, 10/1/2027	4,344
2,095	Federal National Mortgage Association, Pool 545137, 7.500%, 8/1/2031	2,432
561	Federal National Mortgage Association, Pool 555211, 7.000%, 8/1/2032	645
1,181	Federal National Mortgage Association, Pool 576245, 7.500%, 4/1/2031	1,381
181	Federal National Mortgage Association, Pool 577475, 7.500%, 4/1/2031	197
33,148	Federal National Mortgage Association, Pool 620613, 6.500%, 1/1/2032	38,052
119,378	Federal National Mortgage Association, Pool 725424, 5.500%, 4/1/2034	133,315
22,117	Federal National Mortgage Association, Pool 725948, 5.500%, 10/1/2034	24,716
193	Federal National Mortgage Association, Pool 735646, 4.500%, 7/1/2020	193
78,474	Federal National Mortgage Association, Pool 735744, 6.000%, 8/1/2035	90,046
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$6,794	Federal National Mortgage Association, Pool 840859, 5.500%, 1/1/2036	$7,633
16,632	Federal National Mortgage Association, Pool 852523, 5.500%, 2/1/2036	18,726
5,770	Federal National Mortgage Association, Pool 866049, 5.500%, 3/1/2036	6,483
26,549	Federal National Mortgage Association, Pool 871234, 5.500%, 4/1/2036	29,916
5,066	Federal National Mortgage Association, Pool 885404, 6.000%, 6/1/2036	5,828
6,252	Federal National Mortgage Association, Pool 889187, 5.000%, 7/1/2033	6,686
5,727	Federal National Mortgage Association, Pool 892563, 6.000%, 7/1/2036	6,589
9,777	Federal National Mortgage Association, Pool 905427, 5.000%, 11/1/2021	9,996
18,186	Federal National Mortgage Association, Pool 906224, 5.500%, 1/1/2037	20,431
156,335	Federal National Mortgage Association, Pool 932639, 5.000%, 3/1/2040	172,203
84,302	Federal National Mortgage Association, Pool 934898, 4.500%, 7/1/2024	87,638
3,822	Federal National Mortgage Association, Pool 936523, 5.500%, 7/1/2037	4,300
48,829	Federal National Mortgage Association, Pool 962914, 5.000%, 5/1/2038	54,138
7,750	Federal National Mortgage Association, Pool 979899, 5.500%, 5/1/2038	8,746
531,431	Federal National Mortgage Association, Pool AB1048, 4.500%, 5/1/2040	575,244
9,842	Federal National Mortgage Association, Pool AB2275, 4.500%, 2/1/2041	10,650
19,845	Federal National Mortgage Association, Pool AB4297, 3.500%, 1/1/2042	20,861
6,394	Federal National Mortgage Association, Pool AC1889, 4.000%, 9/1/2039	6,853
23,460	Federal National Mortgage Association, Pool AC3668, 4.500%, 10/1/2039	25,416
6,939	Federal National Mortgage Association, Pool AD7127, 4.500%, 7/1/2040	7,511
19,701	Federal National Mortgage Association, Pool AD7134, 5.000%, 7/1/2040	21,669
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$2,974	Federal National Mortgage Association, Pool AD7793, 4.500%, 7/1/2040	$3,219
61,509	Federal National Mortgage Association, Pool AH5583, 4.500%, 2/1/2041	66,522
4,112	Federal National Mortgage Association, Pool AH9719, 4.500%, 4/1/2041	4,448
26,130	Federal National Mortgage Association, Pool AI0845, 4.000%, 12/1/2041	27,937
8,652	Federal National Mortgage Association, Pool AJ1441, 3.500%, 9/1/2026	8,971
42,163	Federal National Mortgage Association, Pool AL1948, 4.000%, 1/1/2042	45,317
24,259	Federal National Mortgage Association, Pool AO8179, 3.500%, 9/1/2042	25,500
6,410	Federal National Mortgage Association, Pool AS0765, 3.500%, 10/1/2028	6,686
20,971	Federal National Mortgage Association, Pool AS6131, 3.500%, 11/1/2045	21,965
12,854	Federal National Mortgage Association, Pool AT5900, 3.000%, 6/1/2043	13,232
28,122	Federal National Mortgage Association, Pool AX2484, 3.500%, 10/1/2044	29,667
28,076	Federal National Mortgage Association, Pool AY8424, 3.500%, 8/1/2045	29,417
259,407	Federal National Mortgage Association, Pool MA0500, 5.000%, 8/1/2040	285,330
488,745	Federal National Mortgage Association, Pool MA0562, 4.500%, 11/1/2040	528,885
16,161	Federal National Mortgage Association, Pool MA0585, 4.500%, 11/1/2040	17,488
516,228	Federal National Mortgage Association, Pool MA0695, 4.000%, 4/1/2031	545,165
8,970	Federal National Mortgage Association, Pool MA0821, 4.500%, 8/1/2041	9,696
10,524	Federal National Mortgage Association, Pool MA0907, 4.000%, 11/1/2041	11,252
39,693	Federal National Mortgage Association, Pool MA1236, 3.500%, 11/1/2042	41,700
	TOTAL	3,282,869
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—0.0%
$2,839	Government National Mortgage Association, Pool 1512, 7.500%, 12/20/2023	$3,031
431	Government National Mortgage Association, Pool 1716, 7.000%, 5/20/2024	465
2,129	Government National Mortgage Association, Pool 2630, 6.500%, 8/20/2028	2,367
2,270	Government National Mortgage Association, Pool 2631, 7.000%, 8/20/2028	2,546
4,672	Government National Mortgage Association, Pool 2658, 6.500%, 10/20/2028	5,203
4,804	Government National Mortgage Association, Pool 2698, 5.500%, 1/20/2029	5,216
6,646	Government National Mortgage Association, Pool 2701, 6.500%, 1/20/2029	7,395
423	Government National Mortgage Association, Pool 272061, 9.000%, 9/15/2021	444
2,208	Government National Mortgage Association, Pool 2796, 7.000%, 8/20/2029	2,502
488	Government National Mortgage Association, Pool 2853, 7.500%, 12/20/2029	561
380	Government National Mortgage Association, Pool 3039, 6.500%, 2/20/2031	429
2,581	Government National Mortgage Association, Pool 305911, 9.000%, 9/15/2021	2,688
7,536	Government National Mortgage Association, Pool 3188, 6.500%, 1/20/2032	8,558
3,789	Government National Mortgage Association, Pool 3239, 6.500%, 5/20/2032	4,319
4,296	Government National Mortgage Association, Pool 3261, 6.500%, 7/20/2032	4,906
31,341	Government National Mortgage Association, Pool 3320, 5.500%, 12/20/2032	34,570
22,177	Government National Mortgage Association, Pool 3333, 5.500%, 1/20/2033	24,461
7,124	Government National Mortgage Association, Pool 3375, 5.500%, 4/20/2033	7,866
34,054	Government National Mortgage Association, Pool 3390, 5.500%, 5/20/2033	37,611
39,323	Government National Mortgage Association, Pool 3403, 5.500%, 6/20/2033	43,444
20,129	Government National Mortgage Association, Pool 345128, 6.500%, 1/15/2024	21,373
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$45,696	Government National Mortgage Association, Pool 3458, 5.000%, 10/20/2033	$49,613
18,352	Government National Mortgage Association, Pool 3499, 5.000%, 1/20/2034	19,927
18,616	Government National Mortgage Association, Pool 3556, 5.500%, 5/20/2034	20,628
40,571	Government National Mortgage Association, Pool 3623, 5.000%, 10/20/2034	44,189
196	Government National Mortgage Association, Pool 366985, 4.500%, 6/15/2041	214
11,651	Government National Mortgage Association, Pool 372962, 7.000%, 3/15/2024	12,496
6,541	Government National Mortgage Association, Pool 373015, 8.000%, 6/15/2024	7,105
5,034	Government National Mortgage Association, Pool 412615, 7.500%, 6/15/2026	5,605
228	Government National Mortgage Association, Pool 432701, 8.000%, 6/15/2026	254
135	Government National Mortgage Association, Pool 433505, 7.500%, 4/15/2027	146
1,013	Government National Mortgage Association, Pool 443780, 7.000%, 12/15/2027	1,100
1,666	Government National Mortgage Association, Pool 444274, 7.500%, 1/15/2027	1,862
47	Government National Mortgage Association, Pool 446820, 8.000%, 8/15/2027	53
908	Government National Mortgage Association, Pool 455319, 7.000%, 10/15/2027	1,014
63,379	Government National Mortgage Association, Pool 456873, 6.500%, 5/15/2028	70,315
1,194	Government National Mortgage Association, Pool 460881, 7.000%, 7/15/2028	1,340
672	Government National Mortgage Association, Pool 468225, 6.500%, 9/15/2028	723
173	Government National Mortgage Association, Pool 471672, 7.000%, 4/15/2028	193
194	Government National Mortgage Association, Pool 506476, 7.000%, 4/15/2029	220
477	Government National Mortgage Association, Pool 510534, 7.500%, 10/15/2029	486
24,846	Government National Mortgage Association, Pool 510559, 7.000%, 10/15/2029	28,121
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$2,866	Government National Mortgage Association, Pool 541578, 5.000%, 6/15/2033	$3,131
1,925	Government National Mortgage Association, Pool 544007, 6.500%, 3/15/2031	2,182
61,943	Government National Mortgage Association, Pool 561082, 6.500%, 7/15/2031	70,544
211	Government National Mortgage Association, Pool 571225, 6.500%, 10/15/2031	238
1,018	Government National Mortgage Association, Pool 591976, 5.000%, 4/15/2033	1,111
6,462	Government National Mortgage Association, Pool 603010, 5.000%, 6/15/2033	7,038
16,189	Government National Mortgage Association, Pool 605775, 6.000%, 11/15/2034	18,345
28,157	Government National Mortgage Association, Pool 605777, 6.000%, 12/15/2034	31,826
44,197	Government National Mortgage Association, Pool 615490, 4.500%, 8/15/2033	47,550
31,686	Government National Mortgage Association, Pool 619387, 6.000%, 9/15/2034	36,039
2,826	Government National Mortgage Association, Pool 633711, 6.000%, 9/15/2034	3,218
33,799	Government National Mortgage Association, Pool 643816, 6.000%, 7/15/2025	36,266
508,394	Government National Mortgage Association, Pool 644568, 5.500%, 8/15/2035	566,443
82,896	Government National Mortgage Association, Pool 650708, 5.500%, 1/15/2036	92,538
88,202	Government National Mortgage Association, Pool 652534, 5.500%, 4/15/2036	98,484
52,804	Government National Mortgage Association, Pool 680110, 5.000%, 4/15/2038	58,432
12,076	Government National Mortgage Association, Pool 683937, 6.000%, 2/15/2023	12,615
52,524	Government National Mortgage Association, Pool 689593, 6.000%, 7/15/2023	54,805
7,377	Government National Mortgage Association, Pool 704189, 5.500%, 1/15/2039	8,298
12,300	Government National Mortgage Association, Pool 780626, 7.000%, 8/15/2027	13,554
12,357	Government National Mortgage Association, Pool 782604, 5.500%, 3/15/2039	13,888
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$15,641	Government National Mortgage Association, Pool MA0625, 3.500%, 12/20/2042	$16,471
5,422	Government National Mortgage Association, Pool MA1376, 4.000%, 10/20/2043	5,770
	TOTAL	1,684,345
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $5,545,815)	5,954,347
	MUNICIPAL BOND—0.0%
	Transportation - Services—0.0%
390,000	Texas State Transportation Commission—State Highway Fund, 5.178%, 4/1/2030 (IDENTIFIED COST $427,704)	471,011
	COLLATERALIZED MORTGAGE OBLIGATIONS—0.0%
	Commercial Mortgage—0.0%
15,390	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Class AJ, 5.484%, 8/15/2039	15,461
	Federal Home Loan Mortgage Corporation—0.0%
113,001	Federal Home Loan Mortgage Corp. REMIC, Series 3051, Class MY, 5.500%, 10/15/2025	119,110
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $126,105)	134,571
	FOREIGN GOVERNMENTS/AGENCIES—0.6%
	Sovereign—0.6%
15,000,000	Colombia, Government of, Sr. Unsecd. Note, 4.500%, 3/15/2029	16,515,000
15,000,000	Mexico, Government of, 3.750%, 1/11/2028	15,540,000
MXN157,000,000	Mexico, Government of, Series M, 6.500%, 6/10/2021	7,981,913
$9,950,000	Poland, Government of, 4.000%, 1/22/2024	10,715,141
	TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $48,975,884)	50,752,054
	PURCHASED PUT OPTION—0.0%
21,610,000	Morgan Stanley USD PUT/CAD CALL, Notional Amount $21,610,000, Exercise Price $1.33, Expiration Date 12/4/2019 (IDENTIFIED COST $57,051)	27,293
	INVESTMENT COMPANIES—46.4%
41,705,274	Emerging Markets Core Fund	414,550,423
26,100,222	Federated Bank Loan Core Fund	254,477,160
62,544,642	Federated Government Obligations Fund, Premier Shares, 1.57%[4]	62,544,642
144,968,849	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.77%[4]	145,012,340
215,893,514	Federated Mortgage Core Portfolio	2,133,027,917
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	INVESTMENT COMPANIES—continued
44,068,156	Federated Project and Trade Finance Core Fund	$395,732,042
92,153,709	High Yield Bond Portfolio	575,039,146
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $3,868,859,824)	3,980,383,670
	TOTAL INVESTMENT IN SECURITIES—101.0% (IDENTIFIED COST $8,221,628,668)[5]	8,667,326,294
	OTHER ASSETS AND LIABILITIES - NET—(1.0)%[6]	(88,959,117)
	TOTAL NET ASSETS—100%	$8,578,367,177
At November 30, 2019, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
[7]United States Treasury Note 2-Year Long Futures	9,047	$1,950,405,981	March 2020	$(2,070,063)
[7]United States Treasury Note 5-Year Long Futures	3,515	$418,175,156	March 2020	$(859,196)
[7]United States Treasury Note 10-Year Short Futures	2,212	$286,142,938	March 2020	$1,101,282
[7]United States Treasury Note 10-Year Ultra Short Futures	4,149	$590,065,594	March 2020	$940,989
[7]United States Treasury Ultra Bond Short Futures	212	$39,796,375	March 2020	$24,596
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(862,392)
Annual Shareholder Report

At November 30, 2019, the Fund had the following outstanding foreign exchange contracts:
Settlement Date		Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Depreciation
Contracts Purchased:
2/28/2020	Bank of America N.A	48,200,000 AUD	$32,771,325	$(95,048)
2/28/2020	JPMorgan Chase	28,529,954 CAD	$21,610,000	$(120,625)
2/28/2020	Barclays Bank PLC Wholesale	163,139,795 MXN	$8,350,000	$(115,221)
2/28/2020	Barclays Bank PLC Wholesale	299,300,000 NOK	$32,656,495	$(179,705)
2/28/2020	Morgan Stanley	52,975,000 NZD	$34,079,665	$(24,533)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(535,132)
At November 30, 2019, the Fund had the following outstanding written options:
Counterparty	Description	Notional Amount	Expiration Date	Exercise Price	Value
Call Options:
Barclays Bank PLC Wholesale	NZD CALL/USD PUT	$17,057,950	12/10/2019	$0.64	$(39,523)
Put Options:
Bank of America Merrill Lynch	USD PUT/CAD CALL	$21,610,000	12/12/2019	$1.30	$(195)
(PREMIUMS RECEIVED $150,746)					$(39,718)
Net Unrealized Appreciation/Depreciation on Futures Contracts, Foreign Exchange Contracts and the value of Written Options Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2019, were as follows:
Affiliates	Balance of Shares Held 11/30/2018	Purchases/ Additions	Sales/ Reductions
Emerging Markets Core Fund	34,493,187	26,129,622	(18,917,535)
Federated Bank Loan Core Fund	15,523,685	15,687,136	(5,110,599)
Federated Government Obligations Fund, Premier Shares	—	112,834,150	(50,289,508)
Federated Institutional Prime Value Obligations Fund, Institutional Shares	40,853,969	1,613,276,378	(1,509,161,498)
Federated Mortgage Core Portfolio	229,238,027	57,148,026	(70,492,539)
Federated Project and Trade Finance Core Fund	40,538,227	3,796,004	(266,075)
High Yield Bond Portfolio	80,920,942	40,135,776	(28,903,009)
TOTAL OF AFFILIATED TRANSACTIONS	441,568,037	1,869,007,092	(1,683,140,763)
Annual Shareholder Report

Balance of Shares Held 11/30/2019*	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Dividend Income
41,705,274	$414,550,423	$37,600,719	$(8,776,526)	$21,397,308
26,100,222	$254,477,160	$(1,811,991)	$(2,182,258)	$9,476,459
62,544,642	$62,544,642	N/A	N/A	$48,635
144,968,849	$145,012,340	$3,019	$14,603	$1,562,333
215,893,514	$2,133,027,917	$97,200,902	$(7,564,723)	$67,999,299
44,068,156	$395,732,042	$(3,491,641)	$(263,415)	$17,755,378
92,153,709	$575,039,146	$17,533,977	$(1,181,531)	$37,523,829
627,434,366	$3,980,383,670	$147,034,985	$(19,953,850)	$155,763,241
*	At November 30, 2019, the Fund owns a majority of the outstanding shares of beneficial interest of each of Federated Mortgage Core Portfolio and Federated Project and Trade Finance Core Fund.
1	Floating/adjustable note with current rate and current maturity or next reset date shown. Adjustable rate mortgage security coupons are based on the weighted average note rates of the underlying mortgages less the guarantee and servicing fees. These securities do not indicate an index and spread in their description above.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors").
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $8,265,671,214.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
7	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Agency Risk Transfer Securities	$—	$ 22,009,192	$—	$22,009,192
Corporate Bonds	—	2,903,802,227	78,533	2,903,880,760
Adjustable Rate Mortgages	—	6,945	—	6,945
Asset-Backed Securities	—	17,568,323	—	17,568,323
Commercial Mortgage-Backed Securities	—	228,787,782	—	228,787,782
U.S. Treasuries	—	1,457,350,346	—	1,457,350,346
Mortgage-Backed Securities	—	5,954,347	—	5,954,347
Municipal Bond	—	471,011	—	471,011
Collateralized Mortgage Obligations	—	134,571	—	134,571
Foreign Governments/Agencies	—	50,752,054	—	50,752,054
Purchased Put Option	—	27,293	—	27,293
Investment Companies[1]	3,584,651,628	—	—	3,980,383,670
TOTAL SECURITIES	$3,584,651,628	$4,686,864,091	$78,533	$8,667,326,294
Other Financial Instruments
Assets
Futures Contracts	$2,066,867	$—	$—	$2,066,867
Foreign Exchange Contracts	—	—	—	—
Written Options Contracts	—	—	—	—
Liabilities
Futures Contracts	(2,929,259)	—	—	(2,929,259)
Foreign Exchange Contracts	—	(535,132)	—	(535,132)
Written Options Contracts	—	(39,718)	—	(39,718)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(862,392)	$$(574,850)	$—	$(1,437,242)
1	As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $395,732,042 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above but is included in the Total column. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ABS	—Asset Backed Security
ARM	—Adjustable Rate Mortgage
AUD	—Australian Dollar
BKNT	—Bank Notes
CAD	—Canadian Dollar
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Income From Investment Operations:
Net investment income (loss)	0.32	0.30	0.29	0.31	0.31
Net realized and unrealized gain (loss)	0.70	(0.52)	0.12	0.03	(0.33)
TOTAL FROM INVESTMENT OPERATIONS	1.02	(0.22)	0.41	0.34	(0.02)
Less Distributions:
Distributions from net investment income	(0.32)	(0.30)	(0.29)	(0.32)	(0.31)
Distributions from net realized gain	—	—	(0.03)	(0.00)[1]	(0.01)
TOTAL DISTRIBUTIONS	(0.32)	(0.30)	(0.32)	(0.32)	(0.32)
Net Asset Value, End of Period	$11.06	$10.36	$10.88	$10.79	$10.77
Total Return[2]	9.95%	(2.01)%	3.82%	3.17%	(0.20)%
Ratios to Average Net Assets:
Net expenses	0.92%	0.92%	0.92%	0.92%	0.92%
Net investment income	2.95%	2.82%	2.69%	2.84%	2.85%
Expense waiver/reimbursement[3]	0.06%	0.07%	0.07%	0.08%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$171,858	$184,434	$216,294	$358,016	$397,563
Portfolio turnover	43%	48%	23%	33%	30%
1	Represents less than $0.01.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Income From Investment Operations:
Net investment income (loss)	0.26	0.24	0.23	0.25	0.25
Net realized and unrealized gain (loss)	0.70	(0.51)	0.12	0.03	(0.33)
TOTAL FROM INVESTMENT OPERATIONS	0.96	(0.27)	0.35	0.28	(0.08)
Less Distributions:
Distributions from net investment income	(0.26)	(0.25)	(0.23)	(0.26)	(0.25)
Distributions from net realized gain	—	—	(0.03)	(0.00)[1]	(0.01)
TOTAL DISTRIBUTIONS	(0.26)	(0.25)	(0.26)	(0.26)	(0.26)
Net Asset Value, End of Period	$11.06	$10.36	$10.88	$10.79	$10.77
Total Return[2]	9.36%	(2.54)%	3.26%	2.61%	(0.75)%
Ratios to Average Net Assets:
Net expenses	1.46%	1.47%	1.46%	1.47%	1.47%
Net investment income	2.42%	2.26%	2.15%	2.29%	2.30%
Expense waiver/reimbursement[3]	0.04%	0.05%	0.07%	0.08%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$6,440	$8,244	$14,521	$19,723	$21,876
Portfolio turnover	43%	48%	23%	33%	30%
1	Represents less than $0.01.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Income From Investment Operations:
Net investment income (loss)	0.27	0.25	0.23	0.25	0.26
Net realized and unrealized gain (loss)	0.70	(0.52)	0.12	0.03	(0.33)
TOTAL FROM INVESTMENT OPERATIONS	0.97	(0.27)	0.35	0.28	(0.07)
Less Distributions:
Distributions from net investment income	(0.27)	(0.25)	(0.23)	(0.26)	(0.26)
Distributions from net realized gain	—	—	(0.03)	(0.00)[1]	(0.01)
TOTAL DISTRIBUTIONS	(0.27)	(0.25)	(0.26)	(0.26)	(0.27)
Net Asset Value, End of Period	$11.06	$10.36	$10.88	$10.79	$10.77
Total Return[2]	9.40%	(2.51)%	3.29%	2.64%	(0.72)%
Ratios to Average Net Assets:
Net expenses	1.43%	1.44%	1.43%	1.43%	1.45%
Net investment income	2.45%	2.31%	2.18%	2.32%	2.33%
Expense waiver/reimbursement[3]	0.04%	0.04%	0.05%	0.05%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$47,994	$52,798	$75,399	$90,932	$93,405
Portfolio turnover	43%	48%	23%	33%	30%
1	Represents less than $0.01.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Income From Investment Operations:
Net investment income (loss)	0.30	0.29	0.27	0.29	0.29
Net realized and unrealized gain (loss)	0.70	(0.52)	0.12	0.03	(0.32)
TOTAL FROM INVESTMENT OPERATIONS	1.00	(0.23)	0.39	0.32	(0.03)
Less Distributions:
Distributions from net investment income	(0.30)	(0.29)	(0.27)	(0.30)	(0.30)
Distributions from net realized gain	—	—	(0.03)	(0.00)[1]	(0.01)
TOTAL DISTRIBUTIONS	(0.30)	(0.29)	(0.30)	(0.30)	(0.31)
Net Asset Value, End of Period	$11.06	$10.36	$10.88	$10.79	$10.77
Total Return[2]	9.77%	(2.17)%	3.64%	2.99%	(0.36)%
Ratios to Average Net Assets:
Net expenses	1.09%	1.10%	1.09%	1.09%	1.08%
Net investment income	2.79%	2.65%	2.51%	2.66%	2.70%
Expense waiver/reimbursement[3]	0.04%	0.04%	0.05%	0.05%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$40,574	$43,512	$53,603	$61,863	$64,555
Portfolio turnover	43%	48%	23%	33%	30%
1	Represents less than $0.01.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Income From Investment Operations:
Net investment income (loss)	0.38	0.36	0.35	0.37	0.37
Net realized and unrealized gain (loss)	0.70	(0.52)	0.12	0.03	(0.33)
TOTAL FROM INVESTMENT OPERATIONS	1.08	(0.16)	0.47	0.40	0.04
Less Distributions:
Distributions from net investment income	(0.38)	(0.36)	(0.35)	(0.38)	(0.37)
Distributions from net realized gain	—	—	(0.03)	(0.00)[1]	(0.01)
TOTAL DISTRIBUTIONS	(0.38)	(0.36)	(0.38)	(0.38)	(0.38)
Net Asset Value, End of Period	$11.06	$10.36	$10.88	$10.79	$10.77
Total Return[2]	10.55%	(1.47)%	4.39%	3.74%	0.35%
Ratios to Average Net Assets:
Net expenses	0.37%	0.37%	0.37%	0.37%	0.38%
Net investment income	3.50%	3.38%	3.23%	3.38%	3.41%
Expense waiver/reimbursement[3]	0.07%	0.08%	0.08%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$6,419,153	$5,855,756	$5,713,188	$5,519,156	$5,158,561
Portfolio turnover	43%	48%	23%	33%	30%
1	Represents less than $0.01.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Income From Investment Operations:
Net investment income (loss)	0.34	0.32	0.31	0.34	0.34
Net realized and unrealized gain (loss)	0.71	(0.51)	0.13	0.03	(0.33)
TOTAL FROM INVESTMENT OPERATIONS	1.05	(0.19)	0.44	0.37	0.01
Less Distributions:
Distributions from net investment income	(0.35)	(0.33)	(0.32)	(0.35)	(0.34)
Distributions from net realized gain	—	—	(0.03)	(0.00)[1]	(0.01)
TOTAL DISTRIBUTIONS	(0.35)	(0.33)	(0.35)	(0.35)	(0.35)
Net Asset Value, End of Period	$11.06	$10.36	$10.88	$10.79	$10.77
Total Return[2]	10.22%	(1.76)%	4.08%	3.43%	0.04%
Ratios to Average Net Assets:
Net expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Net investment income	3.21%	3.07%	2.94%	3.09%	3.10%
Expense waiver/reimbursement[3]	0.27%	0.27%	0.28%	0.28%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$393,416	$425,188	$503,342	$555,265	$627,642
Portfolio turnover	43%	48%	23%	33%	30%
1	Represents less than $0.01.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,				Period Ended 11/30/2015[1]
	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.36	$10.87	$10.78	$10.77	$11.18
Income From Investment Operations:
Net investment income (loss)	0.38	0.36	0.36	0.38	0.23
Net realized and unrealized gain (loss)	0.70	(0.51)	0.11	0.01	(0.41)
TOTAL FROM INVESTMENT OPERATIONS	1.08	(0.15)	0.47	0.39	(0.18)
Less Distributions:
Distributions from net investment income	(0.38)	(0.36)	(0.35)	(0.38)	(0.23)
Distributions from net realized gain	—	—	(0.03)	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.38)	(0.36)	(0.38)	(0.38)	(0.23)
Net Asset Value, End of Period	$11.06	$10.36	$10.87	$10.78	$10.77
Total Return[3]	10.56%	(1.37)%	4.40%	3.65%	(1.58)%
Ratios to Average Net Assets:
Net expenses	0.36%	0.36%	0.36%	0.36%	0.37%[4]
Net investment income	3.50%	3.39%	3.20%	3.39%	3.49%[4]
Expense waiver/reimbursement[5]	0.04%	0.04%	0.05%	0.05%	0.05%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,498,931	$1,079,125	$1,016,255	$122,349	$9,104
Portfolio turnover	43%	48%	23%	33%	30%[6]
1	Reflects operations for the period from April 17, 2015 (date of initial investment) to November 30, 2015.
2	Represents less than $0.01.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2015.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2019
Assets:
Investment in securities, at value including $121,636,691 of securities loaned and $3,980,383,670 of investment in affiliated holdings* (identified cost $8,221,628,668)		$8,667,326,294
Cash denominated in foreign currencies (identified cost $1,276,719)		1,298,396
Deposit at broker for swap collateral		220,000
Income receivable		34,925,264
Income receivable from affiliated holdings		12,773,415
Receivable for shares sold		5,338,155
Receivable for daily variation margin on futures contracts		2,086,841
TOTAL ASSETS		8,723,968,365
Liabilities:
Payable for investments purchased	$4,720,442
Payable for shares redeemed	8,688,445
Written options outstanding (premium $150,746), at value	39,718
Unrealized depreciation on foreign exchange contracts	535,132
Payable for collateral due to broker for securities lending	124,844,642
Income distribution payable	5,425,625
Payable for investment adviser fee (Note 5)	124,308
Payable for administrative fees (Note 5)	36,940
Payable for distribution services fee (Note 5)	101,320
Payable for other service fees (Notes 2 and 5)	127,142
Accrued expenses (Note 5)	957,474
TOTAL LIABILITIES		145,601,188
Net assets for 775,680,440 shares outstanding		$8,578,367,177
Net Assets Consist of:
Paid-in capital		$8,295,041,621
Total distributable earnings (loss)		283,325,556
TOTAL NET ASSETS		$8,578,367,177
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($171,857,886 ÷ 15,540,189 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.06
Offering price per share (100/95.50 of $11.06)	$11.58
Redemption proceeds per share	$11.06
Class B Shares:
Net asset value per share ($6,440,422 ÷ 582,462 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.06
Offering price per share	$11.06
Redemption proceeds per share (94.50/100 of $11.06)	$10.45
Class C Shares:
Net asset value per share ($47,994,211 ÷ 4,340,245 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.06
Offering price per share	$11.06
Redemption proceeds per share (99.00/100 of $11.06)	$10.95
Class R Shares:
Net asset value per share ($40,574,306 ÷ 3,668,679 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.06
Offering price per share	$11.06
Redemption proceeds per share	$11.06
Institutional Shares:
Net asset value per share ($6,419,152,836 ÷ 580,398,358 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.06
Offering price per share	$11.06
Redemption proceeds per share	$11.06
Service Shares:
Net asset value per share ($393,416,472 ÷ 35,571,580 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.06
Offering price per share	$11.06
Redemption proceeds per share	$11.06
Class R6 Shares:
Net asset value per share ($1,498,931,044 ÷ 135,578,927 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.06
Offering price per share	$11.06
Redemption proceeds per share	$11.06
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2019
Investment Income:
Interest			$163,460,726
Dividends received from affiliated holdings*			155,671,394
Net income on securities loaned (includes $91,847 earned from affiliated holdings related to cash collateral balances*)			81,702
TOTAL INCOME			319,213,822
Expenses:
Investment adviser fee (Note 5)		$24,700,905
Administrative fee (Note 5)		6,546,357
Custodian fees		264,610
Transfer agent fee (Note 2)		4,151,131
Directors'/Trustees' fees (Note 5)		57,759
Auditing fees		33,501
Legal fees		9,124
Portfolio accounting fees		287,514
Distribution services fee (Note 5)		2,095,634
Other service fees (Notes 2 and 5)		1,590,938
Share registration costs		165,246
Printing and postage		184,321
Miscellaneous (Note 5)		75,656
TOTAL EXPENSES		40,162,696
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(3,071,162)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(3,260,136)
TOTAL WAIVERS AND REIMBURSEMENTS		(6,331,298)
Net expenses			33,831,398
Net investment income			$285,382,424
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized loss of $(19,953,850) on sales of investments in affiliated holdings*)	$22,032,681
Net realized gain on foreign currency transactions	258,548
Net realized loss on foreign exchange contracts	(4,786,162)
Net realized loss on futures contracts	(80,970,599)
Net realized gain on written options	1,877,328
Net realized gain on swap contracts	200,212
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $147,034,985 on investments in affiliated holdings*)	593,077,325
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	21,445
Net change in unrealized appreciation of foreign exchange contracts	(1,189,476)
Net change in unrealized depreciation of futures contracts	1,398,228
Net change in unrealized appreciation of written options	111,028
Net realized and unrealized gain (loss) on investments, futures contracts, written options, foreign exchange contracts, swap contracts and foreign currency transactions	532,030,558
Change in net assets resulting from operations	$817,412,982
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$285,382,424	$258,811,400
Net realized loss	(61,387,992)	(43,689,359)
Net change in unrealized appreciation/depreciation	593,418,550	(329,760,220)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	817,412,982	(114,638,179)
Distributions to Shareholders:
Class A Shares	(5,134,632)	(5,548,434)
Class B Shares	(182,721)	(260,903)
Class C Shares	(1,208,519)	(1,571,012)
Class R Shares	(1,215,042)	(1,295,402)
Institutional Shares	(221,460,859)	(202,604,004)
Service Shares	(13,146,220)	(14,731,997)
Class R6 Shares	(43,666,091)	(35,989,804)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(286,014,084)	(262,001,556)
Share Transactions:
Proceeds from sale of shares	3,058,497,136	2,557,061,427
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Total Return Advantage Fund	142,734,355	—
Net asset value of shares issued to shareholders in payment of distributions declared	204,543,166	183,219,616
Cost of shares redeemed	(3,007,862,698)	(2,307,186,542)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	397,911,959	433,094,501
Change in net assets	929,310,857	56,454,766
Net Assets:
Beginning of period	7,649,056,320	7,592,601,554
End of period	$8,578,367,177	$7,649,056,320
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2019
1. ORGANIZATION
Federated Total Return Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide total return.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
On November 15, 2019, the Fund acquired all of the net assets of PNC Total Return Advantage Fund (the “Acquired Fund”), an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on November 5, 2019. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund Class A Shares exchanged, a shareholder received 1.004 shares of the Fund's Service Shares.
For every one share the Acquired Fund Class I Shares exchanged, a shareholder received 1.002 shares of the Fund's Institutional Shares.
Annual Shareholder Report

The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
12,940,542	$142,734,355	$4,547,289	$8,357,616,430	$8,500,350,785
1	Unrealized Appreciation is included in Acquired Fund Net Assets Received amount shown above.

Assuming the acquisition had been completed on December 1, 2018, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2019, were as follows:
Net investment income*	$290,792,574
Net realized and unrealized gain on investments	545,244,869
Net increase in net assets resulting from operations	$836,037,443
*	Net investment income includes $36,600 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of revenue and earnings of the Acquired Fund that have been included in the Fund's Statement of Operations as of November 30, 2019.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
Annual Shareholder Report

■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Annual Shareholder Report

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $6,331,298 is disclosed in various locations in this Note 2 and Note 5. For the year ended November 30, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$153,498	$(30,901)
Class B Shares	8,405	(370)
Class C Shares	35,042	—
Class R Shares	100,191	—
Institutional Shares	3,518,182	(2,279,011)
Service Shares	215,340	(132,369)
Class R6 Shares	120,473	—
TOTAL	$4,151,131	$(2,442,651)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$430,951
Class B Shares	18,745
Class C Shares	122,133
Service Shares	1,019,109
TOTAL	$1,590,938
Annual Shareholder Report

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund uses credit default swaps to seek to increase return and to manage market and sector/asset class risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Annual Shareholder Report

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At November 30, 2019, the Fund had no outstanding swap contracts.
The average notional amount of swap contracts held by the Fund throughout the period was $10,846,154. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage country, currency, duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $2,452,266,713 and $1,138,392,621, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to seek to increase return and to manage country, currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts outstanding at period end, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $1,284,262 and $2,897,566, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services
Annual Shareholder Report

under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
As of November 30, 2019, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$121,636,691	$124,844,642
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to seek to increase income and to manage market risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Annual Shareholder Report

Purchased option contracts outstanding at period end are listed in the Fund's Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average market value of purchased put and call options held by the Fund throughout the period was $81,239 and $196,229, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $91,369 and $270,423, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin on futures contracts	$(862,392)*		$—
Foreign exchange contracts	Purchased options, in securities at value	$27,293		$—
Foreign exchange contracts		$—	Unrealized depreciation on foreign exchange contracts	$535,132
Written option contracts		$—	Written options outstanding at value	$39,718
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$(835,099)		$574,850
*	Includes cumulative net depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$(80,970,599)	$—	$(524,620)	$139,840	$(81,355,379)
Foreign exchange contracts	—	—	(4,786,162)	(316,072)	1,737,488	(3,364,746)
Credit contracts	200,212	—	—	—	—	200,212
TOTAL	$200,212	$(80,970,599)	$(4,786,162)	$(840,692)	$1,877,328	$(84,519,913)
1	The net realized loss on Purchased Options is found within the net realized gain on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[2]	Written Options Contracts	Total
Interest rate contracts	$1,398,228	$—	$—	$—	$1,398,228
Foreign exchange contracts	–	(1,189,476)	(29,758)	111,028	(1,108,206)
TOTAL	$1,398,228	$(1,189,476)	$(29,758)	$111,028	$290,022
2	The net change in unrealized appreciation of Purchased Options is found within the Net change in unrealized depreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,753,595	$51,333,960	5,187,352	$54,957,787
Shares issued to shareholders in payment of distributions declared	437,952	4,739,173	484,023	5,125,291
Shares redeemed	(7,448,303)	(79,903,962)	(7,760,306)	(82,559,813)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,256,756)	$(23,830,829)	(2,088,931)	$(22,476,735)
Annual Shareholder Report

Year Ended November 30	2019		2018
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	63,032	$672,077	32,607	$343,636
Shares issued to shareholders in payment of distributions declared	16,344	176,760	23,771	252,119
Shares redeemed	(292,553)	(3,153,650)	(595,826)	(6,309,031)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(213,177)	$(2,304,813)	(539,448)	$(5,713,276)

Year Ended November 30	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,650,211	$17,780,168	911,788	$9,708,488
Shares issued to shareholders in payment of distributions declared	104,649	1,132,022	140,393	1,488,043
Shares redeemed	(2,509,555)	(26,927,842)	(2,889,460)	(30,585,818)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(754,695)	$(8,015,652)	(1,837,279)	$(19,389,287)

Year Ended November 30	2019		2018
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	966,794	$10,445,707	1,180,349	$12,493,299
Shares issued to shareholders in payment of distributions declared	103,191	1,117,581	111,017	1,176,143
Shares redeemed	(1,599,702)	(17,332,580)	(2,020,570)	(21,390,692)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(529,717)	$(5,769,292)	(729,204)	$(7,721,250)

Year Ended November 30	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	217,731,138	$2,340,303,721	186,148,129	$1,976,829,434
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Total Return Advantage Fund	12,488,739	137,750,952	—	—
Shares issued to shareholders in payment of distributions declared	14,687,883	159,346,244	13,159,019	139,398,823
Shares redeemed	(229,503,025)	(2,484,773,306)	(159,508,248)	(1,686,769,722)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	15,404,735	$152,627,611	39,798,900	$429,458,535
Annual Shareholder Report

Year Ended November 30	2019		2018
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	8,389,326	$90,557,987	10,827,981	$115,058,824
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Total Return Advantage Fund	451,803	4,983,403	—	—
Shares issued to shareholders in payment of distributions declared	1,006,325	10,898,044	1,143,743	12,114,630
Shares redeemed	(15,300,859)	(165,209,674)	(17,218,657)	(182,543,171)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(5,453,405)	$(58,770,240)	(5,246,933)	$(55,369,717)

Year Ended November 30	2019		2018
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	50,471,380	$547,403,516	36,599,624	$387,669,959
Shares issued to shareholders in payment of distributions declared	2,502,318	27,133,342	2,235,911	23,664,567
Shares redeemed	(21,553,249)	(230,561,684)	(28,134,007)	(297,028,295)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	31,420,449	$343,975,174	10,701,528	$114,306,231
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	37,617,434	$397,911,959	40,058,633	$433,094,501
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from capital loss carryforwards and wash sales from merger.
For the year ended November 30, 2019, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$3,171,611	$(3,171,611)
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$286,014,084	$262,001,556
Annual Shareholder Report

As of November 30, 2019, the components of distributable earnings on a tax-basis were as follows:
Distributions in excess of net investment income	$(638,373)
Net unrealized appreciation	$342,449,444
Capital loss carry forwards	$(58,485,515)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales, straddle loss deferrals, mark-to-market on futures contracts and foreign exchange contracts and partnership adjustments.
At November 30, 2019, the cost of investments for federal tax purposes was $8,265,671,214. The net unrealized appreciation of investments for federal tax purposes was $342,524,511. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $380,233,624 and net unrealized depreciation from investments for those securities having an excess of cost over value of $37,709,113. The amounts presented are inclusive of derivative contracts.
As of November 30, 2019, the Fund had a capital loss carryforward of $58,485,515 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses, retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$25,117,798	$33,367,717	$58,485,515
The Fund used capital loss carryforwards of $6,691,870 to offset capital gains realized during the year ended November 30, 2019.
At November 30, 2019, for federal income tax purposes, the Fund had $59,241,597 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2019, the Adviser voluntarily waived $3,026,208 of its fee and reimbursed $2,442,651 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2019, the Adviser reimbursed $44,954.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$433,031	$—
Class B Shares	56,236	—
Class C Shares	367,683	—
Class R Shares	216,828	—
Service Shares	1,021,856	(817,485)
TOTAL	$2,095,634	$(817,485)
Annual Shareholder Report

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2019, FSC retained $632,203 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2019, FSC retained $17,363 in sales charges from the sale of Class A Shares. FSC also retained $2,926, $6,143 and $4,282 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2019, FSSC received $22,850 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.92%, 1.49%, 1.47%, 1.11%, 0.37%, 0.67% and 0.36% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2021; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2019, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $237,938.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2019, were as follows:
Purchases	$1,845,953,817
Sales	$1,726,093,000
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2019, the Fund had no outstanding loans. During the year ended November 30, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2019, there were no outstanding loans. During the year ended November 30, 2019, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. AND SHAREHOLDERS OF FEDERATED TOTAL RETURN BOND FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Total Return Bond Fund (the “Fund”) (one of the portfolios constituting Federated Total Return Series, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Total Return Series, Inc.) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
January 23, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2019	Ending Account Value 11/30/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,036.50	$4.70
Class B Shares	$1,000	$1,033.90	$7.34
Class C Shares	$1,000	$1,034.00	$7.24
Class R Shares	$1,000	$1,035.70	$5.56
Institutional Shares	$1,000	$1,039.40	$1.89
Service Shares	$1,000	$1,037.80	$3.42
Class R6 Shares	$1,000	$1,039.40	$1.84
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.50	$4.66
Class B Shares	$1,000	$1,017.90	$7.28
Class C Shares	$1,000	$1,018.00	$7.18
Class R Shares	$1,000	$1,019.60	$5.52
Institutional Shares	$1,000	$1,023.20	$1.88
Service Shares	$1,000	$1,021.70	$3.40
Class R6 Shares	$1,000	$1,023.30	$1.83
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.92%
Class B Shares	1.44%
Class C Shares	1.42%
Class R Shares	1.09%
Institutional Shares	0.37%
Service Shares	0.67%
Class R6 Shares	0.36%
Annual Shareholder Report

Federated Mortgage Core Portfolio
Financial Statements and Notes to Financial Statements
Federated Total Return Bond Fund's investments in Federated Mortgage Core Portfolio represents a significant number of the outstanding shares of Federated Mortgage Core Portfolio. Therefore the Federated Mortgage Core Portfolio financial statements and notes to financial statements are included on pages 81 through 112.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Management's Discussion of Fund Performance (unaudited)–Federated Mortgage Core Portfolio
The total return of Federated Mortgage Core Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018, was 1.10%. The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),1 the Fund's broad-based securities market index, returned 0.99% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBMBS.
During the reporting period, the Fund's investment strategy focused on: (a) duration;2 and (b) security selection. These were the most significant factors affecting the Fund's performance relative to the BBMBS.
MARKET OVERVIEW
Domestic economic performance proved robust with real Gross Domestic Product (GDP) averaging 3.3% over the first three quarters (fourth quarter GDP was unavailable at time of publication) of the year accompanied by growth in nonfarm payrolls of 220,000 jobs per month. The U.S. unemployment rate fell from 4.1% to 3.8% led by gains in professional and business services, leisure/hospitality and manufacturing. With positive trends in wages, labor productivity, labor participation rate and inflation, the Federal Reserve (the “Fed”) continued on a steady path toward interest rate normalization. U.S. Treasury yields increased in concert with tighter monetary policy.
The federal funds target rate was increased 25 basis points each quarter to a range of 2.25% to 2.50% at year-end 2018. Additionally, the size of the Fed's balance sheet declined in accordance with the previously announced schedule. The combination of higher rates and a smaller balance sheet acted to tighten monetary policy from the accommodative stance at period outset. Market yields climbed along with the federal funds target rate, resulting in higher 30-year mortgage rates. The Mortgage Banker Association's (MBA) 30-year rate increased 60 basis points during the reporting period to 4.97%. Refinance activity declined precipitously. As a result, the MBA's refinance index fell 35%.
An environment of higher rates and greater volatility suppressed investor demand for many fixed-income investments. Spread sectors such as investment-grade corporate debt,3 high yield4 and mortgage-backed securities5 (MBS) all posted negative excess returns during the reporting period. Uncertainty resulting from concerns over trade tensions, signs of slower economic growth in Europe and Asia, “Brexit” (UK exiting the European Union) uncertainty, tighter U.S. monetary policy and political tensions resulted in risk-averse investor behavior.
2- and 10-year U.S. Treasury yields increased 61 and 28 basis points to yield 2.49% and 2.68%, respectively.6
Federated Mortgage Core Portfolio
Annual Shareholder Report

Duration
Portfolio effective duration was below that of the benchmark for a significant portion of the reporting period in a strategy designed to reduce the negative impact of rising interest rates. The strategy proved beneficial as rates increased. Interest rate strategy incorporated the use of traditional cash bond investments as well as derivatives in the form of U.S. Treasury futures contracts.7 Interest rate strategy had a positive impact on gross Fund performance as compared to the BBMBS.
Security selection
As interest rates increased and home loan refinance activity slowed, the value of some MBS declined to a greater extent. For example, mortgage securities with certain factors that decrease the likelihood of refinancing–commonly referred to as specified pools–experienced a decline in the value of those characteristics when market yields increased to a significant extent. The value of prepayment protection fell when refinance activity for all mortgages was limited. Select portfolio holdings experienced greater price depreciation when the value of prepayment protection declined. Security selection acted as a drag on Fund performance.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBMBS.
2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
4	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Federated Mortgage Core Portfolio
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mortgage Core Portfolio from December 31, 2008 to December 31, 2018, compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2018
Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Fund	1.10%	2.73%	3.21%
BBMBS	0.99%	2.53%	3.11%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBMBS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)–
Federated Mortgage Core Portfolio
At December 31, 2018, the Fund's portfolio composition1 was as follows:
Type of Investment	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	91.4%
Asset-Backed Securities	3.9%
Non-Agency Mortgage-Backed Securities	1.6%
U.S. Treasuries	1.1%
Cash Equivalents[2]	3.2%
Other Assets and Liabilities—Net[3]	(1.2)%
TOTAL	100.0%
1	See the Fund's Private Offering Memorandum for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Portfolio of Investments–
Federated Mortgage Core Portfolio
December 31, 2018
Principal Amount or Shares		Value
	ASSET-BACKED SECURITIES—3.9%
	Auto Receivables—3.6%
$12,960,000	AmeriCredit Automobile Receivables Trust 2015-2, Class D, 3.000%, 6/8/2021	$12,930,422
15,500,000	AmeriCredit Automobile Receivables Trust 2015-3, Class D, 3.340%, 8/8/2021	15,541,824
13,322,000	Capital Auto Receivables Asset Trust 2015-2, Class D, 3.160%, 11/20/2020	13,325,096
7,400,000	Capital Auto Receivables Asset Trust 2015-3, Class D, 3.340%, 3/22/2021	7,401,776
19,940,000	Santander Drive Auto Receivables Trust 2015-1, Class D, 3.240%, 4/15/2021	19,945,926
18,140,000	Santander Drive Auto Receivables Trust 2015-2, Class D, 3.020%, 4/15/2021	18,127,908
14,580,000	Santander Drive Auto Receivables Trust 2015-3, Class D, 3.490%, 5/17/2021	14,616,777
	TOTAL	101,889,729
	Other—0.2%
3,203,380	Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	3,206,104
2,779,967	Sofi Consumer Loan Program Trust 2016-3, Class A, 3.050%, 12/26/2025	2,779,763
	TOTAL	5,985,867
	Student Loans—0.1%
1,290,240	Social Professional Loan Program LLC 2014-A, Class A2, 3.020%, 10/25/2027	1,286,390
	TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $109,232,187)	109,161,986
	COLLATERALIZED MORTGAGE OBLIGATIONS—1.6%
	Non-Agency Mortgage-Backed Securities—1.6%
919,051	Countrywide Home Loans 2005-21, Class A2, 5.500%, 10/25/2035	840,671
454,500	Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	302,458
3,234,570	Credit Suisse Mortgage Trust 2014-WIN2, Class A2, 3.500%, 10/25/2044	3,189,346
318,614	Residential Funding Mortgage Securities I 2005-SA3, Class 3A, 4.336%, 8/25/2035	306,375
8,104,000	Sequoia Mortgage Trust 2012-6, Class A2, 1.808%, 12/25/2042	7,534,929
7,799,730	Sequoia Mortgage Trust 2013-1, Class 2A1, 1.855%, 2/25/2043	7,251,689
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS—continued
	Non-Agency Mortgage-Backed Securities—continued
$15,712,561	Sequoia Mortgage Trust 2013-2, Class A, 1.874%, 2/25/2043	$14,609,402
11,990,129	Sequoia Mortgage Trust 2014-4, Class A5, 3.500%, 11/25/2044	11,825,598
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $48,611,202)	45,860,468
	MORTGAGE-BACKED SECURITIES—91.4%
	Federal Home Loan Mortgage Corporation—38.2%
3,466,011	3.000%, 4/1/2031	3,461,830
3,994,913	3.000%, 1/1/2032	3,995,087
5,990,815	3.000%, 3/1/2032	5,977,971
5,204,616	3.000%, 3/1/2032	5,195,084
4,825,777	3.000%, 6/1/2032	4,812,414
7,034,371	3.000%, 6/1/2032	7,019,290
19,282,274	3.000%, 11/1/2032	19,222,856
3,215,213	3.000%, 12/1/2032	3,207,315
9,918,668	3.000%, 1/1/2033	9,903,601
32,896,870	3.000%, 2/1/2033	32,846,899
4,468,953	3.000%, 7/1/2033	4,459,372
28,723,570	3.000%, 1/1/2043	28,212,104
1,645,292	3.000%, 6/1/2045	1,610,340
1,246,912	3.000%, 5/1/2046	1,218,864
9,505,640	3.000%, 6/1/2046	9,309,644
22,614,300	3.000%, 6/1/2046	22,098,547
11,747,657	3.000%, 7/1/2046	11,527,459
22,192,824	3.000%, 8/1/2046	21,672,813
11,083,242	3.000%, 10/1/2046	10,827,009
9,962,485	3.000%, 10/1/2046	9,738,389
3,898,318	3.000%, 11/1/2046	3,805,756
9,521,720	3.000%, 11/1/2046	9,295,636
11,518,676	3.000%, 12/1/2046	11,259,575
37,042,866	3.000%, 1/1/2047	36,163,320
23,234,499	3.000%, 2/1/2047	22,682,819
18,572,168	3.000%, 5/1/2047	18,148,602
820,902	3.500%, 6/1/2026	833,609
363,589	3.500%, 6/1/2026	369,360
256,628	3.500%, 7/1/2026	260,770
10,988,260	3.500%, 7/1/2042	11,072,908
9,737,495	3.500%, 9/1/2043	9,803,379
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$6,850,214	3.500%, 5/1/2046	$6,864,452
13,956,786	3.500%, 6/1/2046	13,983,614
35,025,601	3.500%, 7/1/2046	35,087,456
63,205,191	3.500%, 7/1/2046	63,316,811
4,196,680	3.500%, 8/1/2046	4,204,092
24,894,064	3.500%, 9/1/2046	24,938,027
54,241,355	3.500%, 10/1/2046	54,354,096
80,653,699	3.500%, 11/1/2047	80,670,112
25,676,609	3.500%, 11/1/2047	25,673,810
3,848,539	3.500%, 12/1/2047	3,849,322
37,700,740	3.500%, 12/1/2047	37,779,101
21,576,111	3.500%, 2/1/2048	21,600,729
28,617,324	3.500%, 2/1/2048	28,685,748
35,508,744	3.500%, 3/1/2048	35,515,970
34,830	4.000%, 2/1/2020	35,004
329,080	4.000%, 5/1/2024	336,711
2,000,504	4.000%, 8/1/2025	2,049,642
201,138	4.000%, 5/1/2026	206,013
3,111,892	4.000%, 5/1/2026	3,187,322
2,315,191	4.000%, 12/1/2040	2,381,667
14,580,550	4.000%, 12/1/2041	14,999,201
1,934,734	4.000%, 1/1/2042	1,990,286
25,892,141	4.000%, 6/1/2047	26,603,217
26,504,420	4.000%, 10/1/2047	27,149,484
19,256,704	4.000%, 11/1/2047	19,641,125
15,533,282	4.000%, 12/1/2047	15,911,331
11,416,296	4.000%, 2/1/2048	11,666,318
31,469,501	4.000%, 4/1/2048	32,097,727
19,683,201	4.000%, 5/1/2048	20,076,137
10,242,232	4.000%, 6/1/2048	10,525,115
25,180	4.500%, 6/1/2019	25,203
29,833	4.500%, 3/1/2021	30,316
384,140	4.500%, 9/1/2021	390,353
239,311	4.500%, 7/1/2024	246,218
256,929	4.500%, 8/1/2024	264,347
648,768	4.500%, 9/1/2024	668,264
616,188	4.500%, 9/1/2024	634,455
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$338,968	4.500%, 6/1/2025	$348,752
1,370,034	4.500%, 11/1/2039	1,432,878
3,890,882	4.500%, 5/1/2040	4,069,356
378,267	4.500%, 6/1/2040	395,618
772,827	4.500%, 7/1/2040	808,277
2,493,822	4.500%, 8/1/2040	2,608,993
1,183,666	4.500%, 8/1/2040	1,238,331
7,244,669	4.500%, 9/1/2040	7,579,245
710,468	4.500%, 7/1/2041	742,835
439,209	4.500%, 7/1/2041	464,296
1,687,698	4.500%, 7/1/2041	1,764,585
12,531,064	4.500%, 2/1/2048	13,174,393
21,907,144	4.500%, 5/1/2048	22,692,951
16,860,707	4.500%, 8/1/2048	17,655,182
12,349,252	4.500%, 10/1/2048	12,788,360
5,441	5.000%, 7/1/2019	5,459
115,144	5.000%, 7/1/2020	116,045
26,816	5.000%, 10/1/2021	27,326
91,364	5.000%, 11/1/2021	93,218
91,785	5.000%, 12/1/2021	93,759
163,582	5.000%, 6/1/2023	168,585
122,450	5.000%, 7/1/2023	126,468
284,346	5.000%, 7/1/2023	294,210
123,215	5.000%, 7/1/2025	126,912
1,921,044	5.000%, 1/1/2034	2,036,099
640,567	5.000%, 5/1/2034	679,137
2,549	5.000%, 11/1/2035	2,708
174,282	5.000%, 4/1/2036	185,294
10,962	5.000%, 4/1/2036	11,643
816	5.000%, 4/1/2036	868
844,322	5.000%, 4/1/2036	897,232
86,084	5.000%, 5/1/2036	91,612
265,398	5.000%, 6/1/2036	281,602
136,666	5.000%, 6/1/2036	145,240
796,765	5.000%, 12/1/2037	845,029
125,083	5.000%, 5/1/2038	132,733
62,360	5.000%, 6/1/2038	66,175
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$136,240	5.000%, 9/1/2038	$144,573
121,861	5.000%, 2/1/2039	129,314
53,078	5.000%, 3/1/2039	56,324
141,184	5.000%, 6/1/2039	149,775
4,147,172	5.000%, 10/1/2039	4,399,527
328,537	5.000%, 2/1/2040	348,529
746,381	5.000%, 8/1/2040	791,332
27,883	5.500%, 3/1/2021	28,448
198,889	5.500%, 4/1/2021	202,631
8,245	5.500%, 1/1/2022	8,472
55,023	5.500%, 1/1/2022	56,545
159,284	5.500%, 1/1/2022	163,553
193,737	5.500%, 2/1/2022	199,241
1,562,230	5.500%, 5/1/2034	1,673,594
129,383	5.500%, 3/1/2036	138,922
43,420	5.500%, 3/1/2036	46,663
107,252	5.500%, 3/1/2036	115,238
123,618	5.500%, 3/1/2036	132,563
320,566	5.500%, 6/1/2036	344,219
132,543	5.500%, 6/1/2036	142,444
105,891	5.500%, 6/1/2036	113,542
107,631	5.500%, 9/1/2037	115,658
387,330	5.500%, 9/1/2037	416,153
147,928	5.500%, 12/1/2037	158,943
28,158	5.500%, 3/1/2038	30,253
478,354	5.500%, 5/1/2038	513,972
637,727	5.500%, 9/1/2038	685,212
187,858	5.500%, 9/1/2039	201,669
363,448	5.500%, 5/1/2040	390,510
12,866	6.000%, 7/1/2029	14,155
44,682	6.000%, 2/1/2032	49,494
72,554	6.000%, 5/1/2036	80,677
90,483	6.000%, 8/1/2037	100,844
274,687	6.000%, 9/1/2037	305,352
18,574	6.500%, 3/1/2022	19,288
17,462	6.500%, 6/1/2029	19,483
11,441	6.500%, 6/1/2029	12,762
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$4,697	6.500%, 7/1/2029	$5,201
302,351	6.500%, 11/1/2036	342,282
699,841	6.500%, 10/1/2037	783,206
3,930	6.500%, 4/1/2038	4,437
2,865	6.500%, 4/1/2038	3,238
347	7.000%, 10/1/2020	355
9,424	7.000%, 4/1/2032	10,652
259,621	7.000%, 4/1/2032	296,912
57,215	7.000%, 9/1/2037	65,271
24,476	7.500%, 8/1/2029	27,901
29,762	7.500%, 10/1/2029	33,808
14,491	7.500%, 11/1/2029	16,483
18,126	7.500%, 4/1/2031	20,041
16,094	7.500%, 5/1/2031	18,391
38,042	8.000%, 1/1/2031	44,496
57,569	8.000%, 2/1/2031	66,821
59,173	8.000%, 3/1/2031	69,184
4,332	8.000%, 3/1/2030	4,993
2,651	8.500%, 9/1/2025	2,955
692	8.500%, 9/1/2025	763
	TOTAL	1,076,160,088
	Federal National Mortgage Association—45.1%
3,727,417	3.000%, 2/1/2032	3,726,123
6,561,370	3.000%, 8/1/2043	6,436,077
5,111,092	3.000%, 9/1/2043	5,013,493
15,889,143	3.000%, 8/1/2046	15,526,147
6,023,299	3.000%, 9/1/2046	5,887,576
9,579,408	3.000%, 10/1/2046	9,357,568
6,375,371	3.000%, 11/1/2046	6,226,735
5,339,169	3.000%, 11/1/2046	5,215,524
7,243,387	3.000%, 12/1/2046	7,073,381
12,628,534	3.000%, 12/1/2046	12,332,136
76,254,858	3.000%, 1/1/2047	74,465,118
3,280,837	3.000%, 1/1/2047	3,203,835
1,615,965	3.000%, 2/1/2047	1,580,058
14,615,193	3.000%, 3/1/2047	14,272,167
19,444,085	3.000%, 3/1/2047	18,999,875
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$11,736,639	3.000%, 4/1/2047	$11,461,174
13,485,793	3.000%, 12/1/2047	13,177,703
18,373,164	3.000%, 12/1/2047	17,959,161
601,908	3.500%, 11/1/2025	610,644
363,926	3.500%, 11/1/2025	369,210
583,311	3.500%, 12/1/2025	592,118
205,993	3.500%, 1/1/2026	209,061
689,764	3.500%, 1/1/2026	700,038
34,774,795	3.500%, 4/1/2033	35,257,361
15,544,967	3.500%, 9/1/2042	15,668,362
23,354,264	3.500%, 7/1/2045	23,430,174
14,529,720	3.500%, 8/1/2046	14,567,867
19,593,673	3.500%, 8/1/2046	19,632,868
26,404,327	3.500%, 9/1/2046	26,498,403
8,732,851	3.500%, 11/1/2046	8,750,320
8,944,469	3.500%, 2/1/2047	8,956,772
29,672,288	3.500%, 11/1/2047	29,676,009
27,882,893	3.500%, 12/1/2047	27,921,243
34,388,957	3.500%, 12/1/2047	34,414,763
34,020,850	3.500%, 12/1/2047	34,067,642
16,603,265	3.500%, 1/1/2048	16,610,536
19,352,820	3.500%, 4/1/2048	19,355,247
20,344,974	3.500%, 5/1/2048	20,353,883
523,587	4.000%, 12/1/2025	535,852
580,975	4.000%, 7/1/2026	595,373
3,303,705	4.000%, 2/1/2041	3,396,112
8,698,540	4.000%, 12/1/2041	8,941,845
3,471,660	4.000%, 3/1/2042	3,573,105
6,870,682	4.000%, 4/1/2042	7,062,860
11,850,540	4.000%, 10/1/2045	12,182,009
2,744,181	4.000%, 3/1/2046	2,807,217
4,152,830	4.000%, 7/1/2046	4,261,201
3,761,687	4.000%, 9/1/2046	3,863,378
7,205,530	4.000%, 11/1/2046	7,391,312
29,682,957	4.000%, 6/1/2047	30,503,937
17,031,209	4.000%, 9/1/2047	17,434,138
11,739,591	4.000%, 10/1/2047	11,998,987
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$15,272,061	4.000%, 10/1/2047	$15,579,920
18,595,398	4.000%, 11/1/2047	19,066,132
12,453,157	4.000%, 11/1/2047	12,756,728
21,648,278	4.000%, 12/1/2047	22,084,671
15,042,761	4.000%, 12/1/2047	15,456,467
18,223,812	4.000%, 12/1/2047	18,685,139
8,167,759	4.000%, 1/1/2048	8,366,099
19,748,111	4.000%, 2/1/2048	20,158,542
11,826,875	4.000%, 2/1/2048	12,088,199
24,821,061	4.000%, 2/1/2048	25,503,690
5,530,244	4.000%, 2/1/2048	5,665,919
15,427,042	4.000%, 2/1/2048	15,738,025
21,557,944	4.000%, 2/1/2048	21,992,515
5,116,680	4.000%, 3/1/2048	5,242,209
4,929,907	4.000%, 3/1/2048	5,054,705
57,404,587	4.000%, 3/1/2048	58,561,766
12,764,763	4.000%, 4/1/2048	13,022,079
13,216,561	4.000%, 5/1/2048	13,487,114
4,029,854	4.000%, 6/1/2048	4,110,145
15,227,347	4.000%, 6/1/2048	15,539,063
16,967,171	4.000%, 7/1/2048	17,305,223
6,665,133	4.000%, 11/1/2048	6,797,408
23,576	4.500%, 12/1/2019	23,579
234,224	4.500%, 2/1/2039	245,069
1,363,263	4.500%, 5/1/2040	1,426,381
4,587,625	4.500%, 10/1/2040	4,801,464
437,747	4.500%, 11/1/2040	458,152
6,524,153	4.500%, 3/1/2041	6,824,180
5,113,713	4.500%, 4/1/2041	5,348,878
2,554,577	4.500%, 6/1/2041	2,672,054
5,573,101	4.500%, 9/1/2041	5,829,392
1,420,386	4.500%, 12/1/2041	1,486,815
2,862,733	4.500%, 12/1/2041	2,996,618
3,448,675	4.500%, 1/1/2042	3,602,959
7,970,033	4.500%, 6/1/2044	8,311,646
17,033,752	4.500%, 9/1/2047	17,652,070
25,820,324	4.500%, 11/1/2047	26,757,591
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$16,999,428	4.500%, 3/1/2048	$17,879,459
13,485,881	4.500%, 5/1/2048	13,971,199
22,714,258	4.500%, 8/1/2048	23,531,678
24,144,186	4.500%, 8/1/2048	25,013,065
12,333,413	4.500%, 9/1/2048	12,777,256
771,519	5.000%, 5/1/2023	794,946
143,268	5.000%, 8/1/2023	147,779
557,406	5.000%, 11/1/2023	577,280
2,646,353	5.000%, 2/1/2036	2,812,125
1,584,981	5.000%, 7/1/2040	1,681,861
1,580,860	5.000%, 10/1/2041	1,675,511
4,826,364	5.000%, 7/1/2048	5,061,039
15,003,006	5.000%, 7/1/2048	15,732,505
8,639,076	5.000%, 8/1/2048	9,059,138
63,490	5.500%, 1/1/2032	67,949
35,556	5.500%, 1/1/2032	38,071
501,067	5.500%, 9/1/2034	538,940
1,666,598	5.500%, 12/1/2034	1,792,882
54,729	5.500%, 4/1/2035	58,835
601,068	5.500%, 11/1/2035	645,692
400,892	5.500%, 1/1/2036	431,101
140,700	5.500%, 3/1/2036	151,217
896,069	5.500%, 4/1/2036	963,177
609,072	5.500%, 4/1/2036	654,341
394,460	5.500%, 5/1/2036	424,288
190,408	5.500%, 9/1/2036	204,696
609,734	5.500%, 8/1/2037	655,657
231,765	5.500%, 7/1/2038	249,357
886,538	5.500%, 4/1/2041	952,792
17,069	6.000%, 1/1/2029	18,574
2,390	6.000%, 1/1/2029	2,471
21,305	6.000%, 2/1/2029	23,195
8,550	6.000%, 2/1/2029	9,315
447,553	6.000%, 2/1/2039	497,781
5,159	6.000%, 4/1/2029	5,660
12,441	6.000%, 5/1/2029	13,559
20,680	6.000%, 5/1/2029	22,649
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$264,688	6.000%, 6/1/2038	$294,446
800,766	6.000%, 7/1/2034	891,385
443,871	6.000%, 11/1/2034	493,400
221,832	6.000%, 7/1/2036	246,751
60,553	6.000%, 7/1/2036	67,264
281,060	6.000%, 10/1/2037	313,050
1,219,700	6.000%, 7/1/2038	1,360,186
82,889	6.000%, 9/1/2038	92,442
73,474	6.000%, 10/1/2038	81,923
275	6.500%, 4/1/2019	275
36,158	6.500%, 9/1/2028	39,687
5,126	6.500%, 8/1/2029	5,677
6,014	6.500%, 6/1/2031	6,716
16,003	6.500%, 6/1/2031	17,864
5,466	6.500%, 6/1/2031	6,057
6,029	6.500%, 6/1/2031	6,689
35,469	6.500%, 12/1/2031	39,774
3,443	6.500%, 1/1/2032	3,862
61,136	6.500%, 3/1/2032	68,563
210,598	6.500%, 4/1/2032	235,448
85,447	6.500%, 5/1/2032	95,834
56,872	6.500%, 11/1/2035	63,246
344,959	6.500%, 7/1/2036	389,669
11,946	6.500%, 8/1/2036	13,522
14,711	6.500%, 9/1/2036	16,685
99,389	6.500%, 12/1/2036	112,163
120,102	6.500%, 9/1/2037	135,729
6,572	6.500%, 12/1/2037	7,429
111,591	6.500%, 10/1/2038	126,136
1,240	7.000%, 7/1/2023	1,317
28,451	7.000%, 2/1/2024	30,147
1,268	7.000%, 5/1/2024	1,363
2,539	7.000%, 7/1/2024	2,747
1,398	7.000%, 7/1/2025	1,529
18,723	7.000%, 9/1/2031	21,259
6,429	7.000%, 9/1/2031	7,338
136,694	7.000%, 11/1/2031	156,181
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$12,076	7.000%, 12/1/2031	$13,594
178,791	7.000%, 1/1/2032	202,731
30,469	7.000%, 2/1/2032	34,756
43,753	7.000%, 3/1/2032	49,860
284,686	7.000%, 3/1/2032	320,365
35,544	7.000%, 4/1/2032	40,395
128,195	7.000%, 4/1/2032	146,087
5,985	7.000%, 4/1/2032	6,817
30,545	7.000%, 6/1/2032	34,786
347,776	7.000%, 6/1/2037	394,503
1,052	7.500%, 1/1/2030	1,198
12,673	7.500%, 9/1/2030	14,444
18,603	7.500%, 5/1/2031	21,353
4,874	7.500%, 6/1/2031	5,564
50,946	7.500%, 8/1/2031	58,452
48,583	7.500%, 1/1/2032	54,925
5,176	7.500%, 6/1/2033	5,865
366	8.000%, 7/1/2023	387
5,472	8.000%, 10/1/2026	6,180
2,849	8.000%, 11/1/2029	3,287
704	9.000%, 6/1/2025	788
	TOTAL	1,270,809,434
	Government National Mortgage Association—8.1%
24,613,430	3.000%, 1/20/2047	24,271,096
5,823,461	3.500%, 12/15/2040	5,867,905
2,023,825	3.500%, 8/15/2043	2,048,757
1,605,416	3.500%, 8/15/2043	1,625,194
23,267,632	3.500%, 5/20/2046	23,477,930
20,312,621	3.500%, 3/20/2047	20,477,168
23,862,363	3.500%, 11/20/2047	24,055,665
2,045,781	4.000%, 9/15/2040	2,114,510
4,771,742	4.000%, 10/15/2040	4,927,038
2,225,976	4.000%, 1/15/2041	2,300,064
3,115,537	4.000%, 10/15/2041	3,216,932
6,138,557	4.000%, 12/20/2046	6,311,480
9,748,769	4.000%, 5/20/2047	9,995,973
13,178,022	4.000%, 8/20/2047	13,516,300
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$24,818,553	4.000%, 6/15/2048	$25,434,314
510,325	4.500%, 1/15/2039	534,478
471,702	4.500%, 6/15/2039	495,748
1,693,141	4.500%, 10/15/2039	1,779,455
547,028	4.500%, 1/15/2040	574,914
314,037	4.500%, 6/15/2040	329,558
451,366	4.500%, 9/15/2040	473,674
616,947	4.500%, 2/15/2041	647,247
1,520,047	4.500%, 3/15/2041	1,597,537
163,401	4.500%, 5/15/2041	171,577
5,300,188	4.500%, 6/20/2041	5,547,607
857,733	4.500%, 9/15/2041	900,654
1,202,303	4.500%, 9/20/2041	1,258,428
802,482	4.500%, 10/15/2043	842,388
456,381	4.500%, 11/15/2043	479,076
23,240,739	4.500%, 8/20/2048	24,062,374
11,953,622	4.500%, 10/20/2048	12,377,154
701,309	5.000%, 1/15/2039	743,564
666,001	5.000%, 5/15/2039	705,920
969,396	5.000%, 8/20/2039	1,025,418
274,375	5.500%, 12/15/2038	296,669
207,386	5.500%, 12/20/2038	222,408
396,845	5.500%, 1/15/2039	429,463
447,851	5.500%, 2/15/2039	484,660
9,795	6.000%, 10/15/2028	10,657
12,608	6.000%, 3/15/2029	13,702
11,590	6.000%, 6/15/2029	12,707
159,226	6.000%, 2/15/2036	179,012
204,662	6.000%, 4/15/2036	230,497
217,483	6.000%, 6/15/2037	243,059
20,854	6.500%, 10/15/2028	23,198
8,115	6.500%, 10/15/2028	8,799
10,197	6.500%, 11/15/2028	11,248
19,849	6.500%, 12/15/2028	21,881
6,499	6.500%, 2/15/2029	7,222
15,556	6.500%, 3/15/2029	17,254
30,387	6.500%, 9/15/2031	34,287
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Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$65,773	6.500%, 2/15/2032	$74,034
20,386	7.000%, 11/15/2027	22,658
16,076	7.000%, 12/15/2027	17,969
13,363	7.000%, 6/15/2028	14,624
21,792	7.000%, 11/15/2028	24,220
9,478	7.000%, 1/15/2029	10,651
8,701	7.000%, 5/15/2029	9,839
3,293	7.000%, 10/15/2029	3,719
25,241	7.000%, 5/15/2030	28,560
16,873	7.000%, 11/15/2030	19,212
18,868	7.000%, 12/15/2030	21,204
16,472	7.000%, 8/15/2031	18,672
32,215	7.000%, 6/15/2031	36,066
68,226	7.000%, 10/15/2031	77,829
12,072	7.000%, 12/15/2031	13,821
51	7.500%, 7/15/2029	51
20,212	7.500%, 8/15/2029	23,037
48,130	7.500%, 10/15/2029	55,162
57,933	7.500%, 6/15/2030	66,656
5,106	7.500%, 10/15/2030	5,821
7,770	7.500%, 1/15/2031	8,943
8,032	8.000%, 1/15/2022	8,467
3,631	8.000%, 6/15/2022	3,845
4,381	8.000%, 8/15/2029	5,091
2,862	8.000%, 10/15/2029	3,341
10,269	8.000%, 11/15/2029	11,995
10,744	8.000%, 1/15/2030	12,421
3,911	8.000%, 10/15/2030	4,574
83,281	8.000%, 11/15/2030	97,933
4,462	8.500%, 5/15/2029	5,219
442	9.500%, 10/15/2020	460
	TOTAL	227,139,914
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,554,409,377)	2,574,109,436
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	U.S. TREASURIES—1.1%
$25,000,000	United States Treasury Notes, 1.375%, 9/30/2023	$23,735,677
8,000,000	United States Treasury Notes, 2.750%, 7/31/2023	8,085,625
	TOTAL U.S. TREASURIES (IDENTIFIED COST $31,615,833)	31,821,302
	INVESTMENT COMPANY—3.2%
89,372,028	Federated Government Obligations Fund, Premier Shares, 2.30%[1] (AT COST $89,372,028)	89,372,028
	TOTAL INVESTMENT IN SECURITIES—101.2% (IDENTIFIED COST $2,833,240,627)[2]	2,850,325,220
	OTHER ASSETS AND LIABILITIES - NET—(1.2)%[3]	(34,373,772)
	TOTAL NET ASSETS—100%	$2,815,951,448
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended December 31, 2018, were as follows:
Federated Government Obligations Fund, Premier Shares
Balance of Shares Held 12/31/2017	80,524,558
Purchases/Additions	1,907,217,405
Sales/Reductions	(1,898,369,935)
Balance of Shares Held 12/31/2018	89,372,028
Value	$89,372,028
Change in Unrealized Appreciation/Depreciation	NA
Net Realized Gain/(Loss)	NA
Dividend Income	$2,970,593
1	7-day net yield.
2	The cost of investments for federal tax purposes amounts to $2,831,908,272.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Asset-Backed Securities	$—	$109,161,986	$—	$109,161,986
Collateralized Mortgage Obligations	—	45,860,468	—	45,860,468
Mortgage-Backed Securities	—	2,574,109,436	—	2,574,109,436
U.S. Treasuries	—	31,821,302	—	31,821,302
Investment Company	89,372,028	—	—	89,372,028
TOTAL SECURITIES	$89,372,028	$2,760,953,192	$—	$2,850,325,220
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report

Financial Highlights–
Federated Mortgage Core Portfolio
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.80	$9.81	$9.85	$9.97	$9.71
Income From Investment Operations:
Net investment income[1]	0.30	0.27	0.23	0.23	0.27
Net realized and unrealized gain (loss)	(0.20)	0.00[2]	(0.00)[2]	(0.07)	0.29
TOTAL FROM INVESTMENT OPERATIONS	0.10	0.27	0.23	0.16	0.56
Less Distributions:
Distributions from net investment income	(0.30)	(0.28)	(0.27)	(0.28)	(0.30)
Net Asset Value, End of Period	$9.60	$9.80	$9.81	$9.85	$9.97
Total Return[3]	1.10%	2.75%	2.30%	1.66%	5.89%
Ratios to Average Net Assets:
Net expenses	0.03%	0.03%	0.03%	0.03%	0.02%
Net investment income	3.18%	2.71%	2.34%	2.31%	2.74%
Expense waiver/reimbursement[4]	—%	0.00%[5]	0.00%[5]	—%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,815,951	$1,787,418	$2,147,397	$1,900,395	$1,864,143
Portfolio turnover	109%	88%	258%	307%	179%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	109%	46%	42%	46%	40%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report

Statement of Assets and Liabilities–
Federated Mortgage Core Portfolio
December 31, 2018
Assets:
Investment in securities, at value including $89,372,028 of investment in an affiliated holding (identified cost $2,833,240,627)		$2,850,325,220
Cash		280,000
Income receivable		8,231,447
Income receivable from an affiliated holding		106,542
Receivable for investments sold		3,797,354
TOTAL ASSETS		2,862,740,563
Liabilities:
Payable for investments purchased	$38,720,422
Payable for shares redeemed	440,000
Income distribution payable	7,472,833
Accrued expenses (Note 5)	155,860
TOTAL LIABILITIES		46,789,115
Net assets for 293,394,611 shares outstanding		$2,815,951,448
Net Assets Consist of:
Paid-in capital		$2,868,217,620
Total distributable earnings (loss)		(52,266,172)
TOTAL NET ASSETS		$2,815,951,448
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$2,815,951,448 ÷ 293,394,611 shares outstanding, no par value, unlimited shares authorized		$9.60
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report

Statement of Operations–
Federated Mortgage Core Portfolio
Year Ended December 31, 2018
Investment Income:
Interest		$72,118,278
Dividends received from an affiliated holding*		2,970,593
TOTAL INCOME		75,088,871
Expenses:
Custodian fees	$99,745
Transfer agent fee	160,923
Directors'/Trustees' fees (Note 5)	17,596
Auditing fees	32,500
Legal fees	10,398
Portfolio accounting fees	224,929
Share registration costs	126
Printing and postage	15,955
Miscellaneous (Note 5)	26,335
TOTAL EXPENSES	588,507
Net investment income		74,500,364
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(38,821,151)
Net change in unrealized appreciation of investments		9,445,875
Net realized and unrealized gain (loss) on investments		(29,375,276)
Change in net assets resulting from operations		$45,125,088
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report

Statement of Changes in Net Assets–
Federated Mortgage Core Portfolio
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$74,500,364	$52,571,607
Net realized loss	(38,821,151)	(819,475)
Net change in unrealized appreciation/depreciation	9,445,875	1,537,084
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	45,125,088	53,289,216
Distributions to Shareholders (Note 2)	(74,757,288)	(54,723,938)
Share Transactions:
Proceeds from sale of shares	1,338,729,800	170,575,250
Net asset value of shares issued to shareholders in payment of distributions declared	8,059,110	4,857,161
Cost of shares redeemed	(288,623,600)	(533,976,592)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,058,165,310	(358,544,181)
Change in net assets	1,028,533,110	(359,978,903)
Net Assets:
Beginning of period	1,787,418,338	2,147,397,241
End of period	$2,815,951,448	$1,787,418,338
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report

Notes to Financial Statements–
Federated Mortgage Core Portfolio
December 31, 2018
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Core Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return. The Fund is an investment vehicle used by other Federated funds that invest some of their assets in mortgage-backed securities. Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds, or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment
Federated Mortgage Core Portfolio
Annual Shareholder Report

determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Federated Mortgage Core Portfolio
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017, were from net investment income. Undistributed net investment income at December 31, 2017, was $258,472.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the
Federated Mortgage Core Portfolio
Annual Shareholder Report

specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2018	2017
Shares sold	140,395,762	17,381,790
Shares issued to shareholders in payment of distributions declared	844,493	494,089
Shares redeemed	(30,302,963)	(54,347,672)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	110,937,292	(36,471,793)
Federated Mortgage Core Portfolio
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$74,757,288	$54,723,938
As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$318,174
Net unrealized appreciation	$18,416,948
Capital loss carryforwards	$(71,001,294)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for dollar-roll transactions.
At December 31, 2018, the cost of investments for federal tax purposes was $2,831,908,272. The net unrealized appreciation of investments for federal tax purposes was $18,416,948. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $28,382,221 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,965,273.
At December 31, 2018, the Fund had a capital loss carryforward of $71,001,294 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$45,883,004	$25,118,290	$71,001,294
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, subject to the direction of the Trustees, provides investment adviser services at no fee, because all investors in the Fund are other Federated funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to voluntarily reimburse operating expenses (excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of December 31, 2018, a majority of the shares of beneficial interest outstanding are owned by other affiliated investment companies.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$—
Sales	$99,576,376
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm–Federated Mortgage Core Portfolio
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED MORTGAGE CORE PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Mortgage Core Portfolio (the “Fund”) (one of the funds constituting the Federated Core Trust (the “Trust”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Mortgage Core Portfolio (one of the funds constituting the Federated Core Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2019
Federated Mortgage Core Portfolio
Annual Shareholder Report

Shareholder Expense Example (unaudited)–
Federated Mortgage Core Portfolio
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual	$1,000	$1,020.20	$0.10
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.10	$0.10
1	Expenses are equal to the Fund's annualized net expense ratio of 0.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Federated Mortgage Core Portfolio
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: March 1995	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated Total Return Bond Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
Annual Shareholder Report

adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
Annual Shareholder Report

regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
Annual Shareholder Report

For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board
Annual Shareholder Report

as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the three-year and five-year periods was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or
Annual Shareholder Report

elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
Annual Shareholder Report

appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Total Return Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428Q820
CUSIP 31428Q812
CUSIP 31428Q796
CUSIP 31428Q770
CUSIP 31428Q101
CUSIP 31428Q507
CUSIP 31428Q739
28142 (1/20)
Federated is a registered trademark of Federated Investors, Inc.
2020 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $102,260

Fiscal year ended 2018 - $103,720

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $673 and $0 respectively. Fiscal year ended 2019 – Audit consent fee for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:,

Fiscal year ended 2019 - $581,366

Fiscal year ended 2018 - $1,200,062

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Total Return Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2020